Dear Shareholders,
                                                                December 9, 2002

THE YEAR IN REVIEW

     The year ended October 31, 2002, was not easy to navigate. A relentless series of difficult events undermined the performance of the stock markets throughout the 12 months, even as the economy began a slow recovery. However, signs of improving market conditions began to emerge at the end of this period and we believe stocks, at current prices, offer considerable potential.

     At the beginning of the fiscal year, the nation was reeling from the aftermath of the September 11th terrorist attacks. The shock of those attacks overwhelmed the nation, hurting the travel and insurance industries, as well as the financial services sector to some degree. Federal spending increased for homeland security and the war in Afghanistan, leading to a strain on the federal budget.

     By January, the headlines were filled with news of corporate and accounting scandals at large, once-respected companies, including Tyco, Enron, WorldCom and Global Crossing. Some of the troubles at these companies can be traced to the drop of the Nasdaq beginning in the year 2000, while others were the result of specific and unique events within each company. Together, the scandals left investors questioning the health of many corporations.

     Meanwhile, investors grappled with international unease brought about first by the U.S. war in Afghanistan and later by evidence of al Qaeda's continued presence throughout the world. By the fall, worries over the U.S.'s intentions in Iraq caused further unsettled feelings about the future.

     As this 12-month period began, the nation was already confronting a slow, shallow recession triggered partially by the meltdown in the once booming technology sector. With the exception of strong auto sales at the end of October 2001, retail sales in the latter half of the calendar year were weak, with year-over-year December sales increasing at the lowest rate since 1997. Also, unemployment rates began to move higher, industrial production continued to contract, and consumer confidence was low.

     However, the economy's health gradually regained strength as 2002 progressed. Low interest rates helped. Last December the Federal Reserve cut short-term interest rates to 1.75%, the lowest level in more than 40 years. The Fed's actions rippled into the economy in the form of lower mortgage rates and lower interest rates on credit cards and auto loans, giving a lift to consumer spending. Home sales, for instance, remained strong throughout most of the year.

     Overall, the economy was strong in 2002, growing at an annual rate of 2.5% as defined by the U.S. Gross Domestic Product (GDP). The unemployment rate was above 5.5% throughout the year, but it did not break 6%, which is unusual for a recession. Businesses, hit hard by accounting issues and declining stock prices, tended to be more conservative in their expenditures. But their conservatism had positive results: businesses were able to be much more productive with their existing workforce. Productivity, or the rate of output per hour worked, was up at an annual rate of 5.1% in the third quarter, continuing a trend that began in the fourth quarter of 2001. We credit this increase to the widespread use of information technologies, which is allowing businesses to operate more efficiently.

     For most of the fiscal year, the stock markets shrugged off any good news. The Dow Jones Industrial Average fell 6% in the 12 months ended October 31, to 8397, bouncing up some after hitting a five-year low of 7286 on October 9. The S&P 500 was down 15% for the period, while the Nasdaq Composite fell 21%. During some quarters, the markets performed worse than they had since 1972. Meanwhile, investors fled to the safety of U.S. Treasury securities, pushing the yield on the 10-year note down to 3.58% on October 9, the lowest level in 40 years; the yield rose to 3.91% by October 31, down from 4.22% a year earlier.

Portfolio Matters

Alger LargeCap Growth Portfolio

     The Alger LargeCap Growth Portfolio declined 25.06% during the 12 months ended October 31, 2002, while the Russell 1000 Growth Index fell 19.62%. The portfolio suffered from positions in a few select stocks as well as the broad market downturn. Capital One Financial, a leading credit card issuer, lost value amid accounting questions, at which time we liquidated the position; Concord EFS, which processes electronic payments, fell sharply after a disappointing earnings announcement, and Taiwan Semiconductor, a leading offshore manufacturer of computer chips, was hurt badly by weaker-than-expected spending on information technology. Our holdings in consumer staples and health care stocks fell in line with the market, but our consumer discretionary stocks outperformed the Russell 1000 Growth Index. In general, our health care holdings did well, with the exception of declines in Wyeth and Baxter, and we believe the sector will deliver long-term growth. Financial services had a rough year and our holdings were no exception. We've trimmed our position in the beleaguered information technology sector to 21% of the portfolio, but some areas continue to be weak. The market spared few industries this year: even defense stocks, which typically have good fundamentals, were down.

Alger Small  Capitalization Portfolio

     The Alger Small Capitalization Portfolio fell 20.24% for the year ended October 31, 2002, while the Russell 2000 Growth Index fell 21.56%. Across the board, growth stocks struggled to post gains even as the economy showed signs of recovery. Our health care holdings, representing approximately 20% of the portfolio at year end, should lead to strong long-term results, but the year was mixed, with uneven performance in biotechnology stocks, among others. Cross Country, a leading health care staffing company, did well in the second quarter, but stumbled in the third on concerns that hospitals would hire fewer nurses. Despite steady consumer spending, small cap consumer stocks generally had mixed performance. Stocks such as Michaels Stores, an arts-and-crafts retailer, saw double-digit gains in the third quarter, while Duane Reade, a national drug-store chain, dropped sharply. We have since sold our position in the stock. The performance of our financial services holdings as well as our industrial holdings was mixed this quarter. Our information technology holdings were reduced, but it was a tough year for most of these stocks. The portfolio fared better with holdings in innovative professional education companies, including Education Management Corporation, Corinthian Colleges and Career Education Corporation.

Alger Balanced Portfolio

     For the year ended October 31, 2002, the Alger Balanced Portfolio fell 12.87%, while the Russell 1000 Growth Index fell 19.62% and the Lehman Brothers Government/Credit Bond Index rose 5.48%. About 60% of the portfolio is in large capitalization growth stocks, while 40% is in bonds. Health care stocks represent 28% of the portfolio, as we believe demographic trends favor the long-term growth prospects of health care companies. Although the first half the year was rough, biotechnology stocks such as IDEC Pharmaceuticals did well. The performance of our pharmaceutical holdings was mixed, with declines in Wyeth somewhat offsetting gains by Johnson & Johnson. Consumer discretionary stocks and consumer staples have a big position in the portfolio because of the strong role consumers are playing in the economy. Performance of these stocks has been uneven, although our holdings outperformed the stock market index. We have trimmed our position in information technology to under a fifth of the portfolio reflecting persistent weakness in this sector. Overall it was a tough 12 months. Our financial holdings suffered from accounting scandals, the decline in investment banking and general Wall Street malaise. Even good fundamentals did not prevent prices of our defense stocks from falling.

     Our fixed-income strategy was to take advantage of the high yields of corporate bonds relative to Treasury securities. Federal Reserve policies have kept the yield on the Treasury's 10-year note to historic low levels, causing the overall yield on the portfolio's holding to drop to about 4%.

Alger MidCap Growth Portfolio

     For the 12 months ended October 31, 2002, the Alger MidCap Growth Portfolio declined 21.43%, while the Russell Midcap Growth Index fell 17.61%. Biotechnology companies were weak during the year, but we saw strong gains among medical equipment providers, such as Alcon, as well as service providers, like Universal Health Services. More than 25% of the portfolio is in the consumer discretionary sector, which has generally shown consistent earnings growth. Travel and leisure holdings have done better than retail stocks, which had more of a mixed year. The portfolio was hurt in the third quarter by its energy and financial holdings, sectors that underperformed. Fortunately, we were underweighted in industrial stocks, which have shown poor growth prospects. Technology companies did poorly all year, as demand for highly competitive products in all areas failed to emerge; we have reduced our exposure to this sector.

Alger Capital Appreciation Portfolio

     The Alger Capital Appreciation Portfolio declined 24.75% for the 12 months ended October 31, 2002, while the Russell 3000 Growth Index fell 19.74%. Performance of biotechnology stocks has been mixed, yet we believe long-term prospects for health care companies are good. After struggling in the first half of the year, two of our biotech holdings, Gilead Sciences and IDEC Pharmaceuticals, posted double-digit returns in the third quarter. The economy's strength is coming largely from consumer spending, so we have overweighted the portfolio in consumer stocks. Performance of these stocks however, has been uneven, with some retailers and consumer service businesses doing better than others. Companies that make consumer staples fared worse, so we were fortunate to be underweighted in this sector. We have reduced our position in the once booming information technology sector as stocks of these companies continue to fall from weak earnings and thin demand for their highly competitive products. Although we were light on financial stocks and industrial stocks during the year, the portfolio still suffered from weakness in these sectors. It also was hurt by a slight overweighting in energy stocks.

Alger Health Sciences Portfolio

     The Alger Health Sciences Portfolio fell 7.40% since its inception on May 1, 2002, while the Russell 3000 Growth Index fell 18.04% for the same period. Health care stocks have been relative outperformers in what has been a dismal period for the stock markets. The portfolio is fairly diversified, with the largest group of holdings in pharmaceuticals. Since the portfolio's inception, pharmaceuticals have done well with the exception of a big decline in Wyeth after a national study questioned the utility of the company's hormone replacement therapy. The portfolio was helped by the strong performance of hospital stocks, which are about 15% of the portfolio. Biotechnology stocks had more of a mixed year, with smaller biotechs outperforming larger holdings like Amgen and Gilead, which were relatively flat for the period. Although the price of Baxter's stock declined, medical technology and hospital supply stocks mostly did well. We believe health care will continue to be more insulated from economic worries than most other sectors, and that it will continue to benefit from demographic trends and innovative technologies.

Alger SmallCap and MidCap Portfolio

     The Alger SmallCap and MidCap Portfolio declined 23.70% from its inception, May 8, 2002, to October 31, 2002, while the Russell 2500 Growth Index fell 25.31% for the same period. Persistent weakness in the stock market affected the performance of traditionally stronger stocks this year, even as the economy began to gain footing. The performance of our holdings was mixed for the period, with relative strength among health care equipment makers and biotechnology companies offsetting losses in pharmaceuticals and health care providers. On average, our health care holdings lost 2.17%.

The portfolio's largest holdings remain in health care stocks as we believe demographic trends and innovative technologies will lead to good long-term performance for health care stocks. Information technology stocks continued to suffer from weak demand. Hardest hit were communications equipment companies and semiconductor manufacturers where our holdings lost 9.4% on average for the period. The market left few industries unscathed, including our industrial and financial holdings.

Looking Ahead

     As we move into 2003, we believe the economy will grow at a steady 2% to 3% rate, similar to this past year. Strong post-Thanksgiving retail sales are a sign that consumers are willing to spend again, although housing sales are beginning to weaken. If there are surprises in the economy, they are likely to be surprises on the upside.

     The threat of further terrorism, as well as war with Iraq, looms, but we have lived amid such unsettling conditions before. In the `50s and `60s, our nation was under constant threat of nuclear attack, yet our economy continued to grow and the markets performed well.

     The year ahead is likely to be marked by continuing consolidation among corporations, particularly among technology companies. Consolidation is only natural following a period rich with innovation such as we had in the '90s. As this happens, we will look for some companies to assume market leadership. We enter 2003 with companies that have cleaner balance sheets and more reasonable earnings estimates. These factors should help restore investor confidence.

     The current level of stock prices offers many opportunities for the first time in a while. We base this belief on the relationship between stock prices, the earnings yield of stocks and interest rates of "risk-free" Treasury bonds. Currently, the earnings yield is about twice the bond yield, or 200%, compared with a more typical ratio of 75%. This means stocks offer a higher prospect of long-term returns than risk-free bonds. Whether or not the market is growing robustly, we believe there are substantial gains to be made over the long term with stocks at these prices.

      Respectfully submitted,

      /s/ Dan C. Chung

      Dan C. Chung
      Chief Investment Officer

TABLE OF CONTENTS

    Alger LargeCap Growth Portfolio:
                      Portfolio Highlights .................................   7
                      Schedule of Investments ..............................   8
                      Financial Highlights .................................  10
    Alger Small Capitalization Portfolio:
                      Portfolio Highlights .................................  13
                      Schedule of Investments ..............................  14
                      Financial Highlights .................................  16
    Alger Balanced Portfolio:
                      Portfolio Highlights .................................  19
                      Schedule of Investments ..............................  20
                      Financial Highlights .................................  24
    Alger MidCap Growth Portfolio:
                      Portfolio Highlights .................................  27
                      Schedule of Investments ..............................  28
                      Financial Highlights .................................  30
    Alger Capital Appreciation Portfolio:
                      Portfolio Highlights .................................  33
                      Schedule of Investments ..............................  34
                      Financial Highlights .................................  36
    Alger Health Sciences Portfolio:
                      Portfolio Highlights .................................  39
                      Schedule of Investments ..............................  40
                      Financial Highlights .................................  41
    Alger SmallCap and MidCap Portfolio:
                      Portfolio Highlights .................................  43
                      Schedule of Investments ..............................  44
                      Financial Highlights .................................  46
    Alger Money Market Portfolio:
                      Schedule of Investments ..............................  47
                      Financial Highlights .................................  48
    Statements of Assets and Liabilities ...................................  50
    Statements of Operations ...............................................  52
    Statements of Changes in Net Assets ....................................  54
    Notes to Financial Statements ..........................................  56
    Report of Independent Public Accountants ...............................  65

                      [This page intentionally left blank]

ALGER LARGECAP GROWTH PORTFOLIO PORTFOLIO HIGHLIGHTS THROUGH
OCTOBER 31, 2002 (UNAUDITED)

Prior to September 29, 2000 the Alger LargeCap Growth Portfolio was the Alger Growth Portfolio

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES - 10 YEARS ENDED 10/31/02

     [The following data represent a line graph in the printed document.]

                  ALGER LARGECAP   RUSSELL 1000
                     GROWTH B      GROWTH INDEX     S&P 500 INDEX
                  --------------   ------------     -------------
11/1/92               10,000          10,000            10,000
10/31/93              12,917          10,729            11,496
10/31/94              13,444          11,306            11,940
10/31/95              18,522          14,614            15,097
10/31/96              20,019          17,836            18,734
10/31/97              25,055          23,269            24,751
10/31/98              30,420          29,001            30,197
10/31/99              42,699          38,933            37,947
10/31/00              46,119          42,565            40,260
10/31/01              33,469          25,567            30,232
10/31/02              25,305          20,552            25,668


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger LargeCap Growth Class B shares, the Russell 1000 Growth Index and the S&P 500 Index for the ten years ended October 31, 2002. Figures for the Alger LargeCap Growth Class B shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the S&P 500 Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger LargeCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. The Portfolio has changed its comparative index to the Russell 1000 Growth Index. Fund management believes this index more closely represents the stocks in which the Portfolio normally invests.

PERFORMANCE COMPARISON AS OF 10/31/02+

                                        AVERAGE ANNUAL TOTAL RETURNS
                                   1            5         10            SINCE
                                 YEAR         YEARS      YEARS        INCEPTION
                                ------------------------------------------------
 CLASS A (INCEPTION 1/1/97)      (28.36%)    (0.88%)       *             2.86%
 Russell 1000 Growth Index       (19.62%)    (2.45%)       *             1.54%
 S&P 500 Index                   (15.10%)     0.73%        *             4.59%
--------------------------------------------------------------------------------
 CLASS B (INCEPTION 11/11/86)    (28.80%)    (0.84%)     9.73%          10.81%
 Russell 1000 Growth Index       (19.62%)    (2.45%)     7.47%           9.93%
 S&P 500 Index                   (15.10%)     0.73%      9.89%          11.05%
--------------------------------------------------------------------------------
 CLASS C (INCEPTION 8/1/97)      (26.55%)    (0.79%)       *            (1.52%)
 Russell 1000 Growth Index       (19.62%)    (2.45%)       *            (3.26%)
 S&P 500 Index                   (15.10%)     0.73%        *            (0.04%)
--------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

THE ALGER FUND
Alger LargeCap Growth Portfolio
Schedule of Investments
October 31, 2002

Common Stocks--110.7%                                   Shares           Value
                                                        ------           -----

AEROSPACE & DEFENSE--4.0%
General Dynamics Corporation ...............            55,440       $ 4,386,967
Lockheed Martin Corporation ................           167,180         9,679,722
Northrop Grumman Corporation ...............            54,150         5,584,490
                                                                     -----------
                                                                      19,651,179
                                                                     -----------
AIR FREIGHT AND
  LOGISTICS--1.7%
FedEx Corp. ................................           155,420         8,266,790
                                                                     -----------

AUTOMOTIVE--1.9%
Harley-Davidson, Inc. ......................           175,075         9,156,422
                                                                     -----------

BANKS--3.8%
Bank of America Corporation ................           190,200        13,275,960
Fifth Third Bancorp ........................            80,990         5,142,865
                                                                     -----------
                                                                      18,418,825
                                                                     -----------
BIOTECHNOLOGY--4.4%
Amgen Inc.* ................................           157,441         7,330,453
Biogen, Inc. * .............................            73,400         2,693,046
IDEC Pharmaceuticals
  Corporation*+ ............................           245,470        11,296,529
                                                                     -----------
                                                                      21,320,028
                                                                     -----------
BUILDING PRODUCTS--1.2%
Masco Corporation ..........................           276,655         5,688,027
                                                                     -----------

COMMERCIAL SERVICES &
  SUPPLIES--3.8%
Concord EFS, Inc.* .........................           734,805        10,493,015
First Data Corporation .....................           231,910         8,102,935
                                                                     -----------
                                                                      18,595,950
                                                                     -----------
COMMUNICATION
  EQUIPMENT--2.3%
Cisco Systems, Inc.* .......................         1,015,120        11,349,042
                                                                     -----------

COMPUTERS &
  PERIPHERALS--7.4%
Dell Computer Corporation* .................           403,865        11,554,578
EMC Corporation * ..........................         1,274,780         6,514,126
Lexmark International, Inc. Cl. A* .........           130,260         7,740,049
Sun Microsystems, Inc.* ....................         3,541,550        10,486,530
                                                                     -----------
                                                                      36,295,283
                                                                     -----------
DIVERSIFIED FINANCIALS--4.4%
Citigroup Inc. .............................           459,970        16,995,892
SLM Corporation ............................            44,350         4,556,519
                                                                     -----------
                                                                      21,552,411
                                                                     -----------
DIVERSIFIED TELE-
  COMMUNICATION
  SERVICES--.7%
Verizon Communications Inc. ................            94,705         3,576,061
                                                                     -----------

Common Stocks--(cont.)                                  Shares           Value
                                                        ------           -----

ENERGY EQUIPMENT &
  SERVICES--2.0%
BJ Services Company* .......................           131,700       $ 3,994,461
Nabors Industries Ltd.* ....................           170,505         5,962,560
                                                                     -----------
                                                                       9,957,021
                                                                     -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES--6.1%
Alcon, Inc.* ...............................            13,500           553,770
Baxter International Inc. ..................           109,370         2,736,437
Boston Scientific Corporation* .............           312,070        11,743,194
Medtronic, Inc. ............................           140,800         6,307,840
Stryker Corporation ........................           138,300         8,726,730
                                                                     -----------
                                                                      30,067,971
                                                                     -----------
HEALTH CARE PROVIDERS &
  SERVICES--7.0%
Anthem, Inc.* ..............................           136,500         8,599,500
HCA Inc. ...................................           269,085        11,702,507
Tenet Healthcare Corporation* ..............           207,737         5,972,439
UnitedHealth Group Incorporated ............            86,625         7,878,544
                                                                     -----------
                                                                      34,152,990
                                                                     -----------
HOTELS, RESTAURANTS &
  LEISURE--1.4%
Carnival Corporation Cl. A .................           270,325         7,060,888
                                                                     -----------

HOUSEHOLD PRODUCTS--3.1%
Colgate-Palmolive Company ..................           127,120         6,989,058
Procter & Gamble Company (The) .............            95,160         8,416,902
                                                                     -----------
                                                                      15,405,960
                                                                     -----------
INDUSTRIAL
  CONGLOMERATES--5.2%
General Electric Company ...................           518,210        13,084,803
Tyco International Ltd. ....................           870,670        12,589,887
                                                                     -----------
                                                                      25,674,690
                                                                     -----------
INSURANCE--4.6%
AFLAC Incorporated .........................            89,700         2,730,468
American International Group, Inc. .........           182,440        11,411,622
Chubb Corporation (The) ....................           144,974         8,177,983
                                                                     -----------
                                                                      22,320,073
                                                                     -----------
INTERNET & CATALOG
  RETAIL--3.4%
Amazon.com, Inc.* ..........................            71,900         1,391,983
eBay Inc.*+ ................................           241,080        15,245,899
                                                                     -----------
                                                                      16,637,882
                                                                     -----------
INTERNET SOFTWARE &
  SERVICES--.6%
Yahoo! Inc. * ..............................           188,000         2,804,960
                                                                     -----------

MEDIA--3.2%
Viacom Inc. Cl. B* .........................           354,065        15,794,840
                                                                     -----------

THE ALGER FUND
Alger LargeCap Growth Portfolio
Schedule of Investments (Continued)
October 31, 2002


Common Stocks--(cont.)                                  Shares          Value
                                                        ------          -----

MULTILINE RETAIL--4.9%
Costco Wholesale Corporation* ..............            84,000      $ 2,850,120
Kohl's Corporation* ........................            52,500        3,068,625
Sears, Roebuck and Co. .....................               440           11,554
Wal-Mart Stores, Inc. ......................           333,560       17,862,138
                                                                    -----------
                                                                     23,792,437
                                                                    -----------
OIL & GAS--1.1%
Devon Energy Corporation ...................           105,745        5,340,123
                                                                    -----------

PERSONAL PRODUCTS--1.2%
Avon Products, Inc. ........................           123,215        5,974,695
                                                                    -----------

PHARMACEUTICALS--13.5%
Abbott Laboratories ........................           202,460        8,477,000
Johnson & Johnson ..........................           267,930       15,740,888
Pfizer Inc. ................................           372,735       11,841,791
Pharmacia Corporation ......................           273,255       11,749,965
Wyeth ......................................           543,530       18,208,255
                                                                    -----------
                                                                     66,017,899
                                                                    -----------
ROAD & RAIL--.9%
Union Pacific Corporation ..................            74,000        4,369,700
                                                                    -----------

SEMICONDUCTOR EQUIPMENT
  & PRODUCTS--5.4%
Applied Materials, Inc.* ...................             1,430           21,493
Intel Corporation ..........................           343,325        5,939,523
Linear Technology Corporation ..............           244,080        6,746,371
Taiwan Semiconductor Manufacturing
  Company Ltd. ADR* ........................         1,723,550       13,478,161
                                                                    -----------
                                                                     26,185,548
                                                                    -----------

Common Stocks--(cont.)                                  Shares          Value
                                                        ------          -----

SOFTWARE--5.7%
Microsoft Corporation* .....................           415,490     $ 22,216,250
Synopsys, Inc.* ............................            74,500        2,819,825
VERITAS Software Corporation * .............           174,550        2,661,888
                                                                    -----------
                                                                     27,697,963
                                                                    -----------
SPECIALTY RETAIL--5.8%
Home Depot, Inc. (The) .....................           379,075       10,947,686
Lowe's Companies, Inc. .....................           178,515        7,449,431
TJX Companies, Inc. (The) ..................           486,930        9,991,804
                                                                    -----------
                                                                     28,388,921
                                                                    -----------
Total Common Stocks
  (Cost $565,968,594) ......................                        541,514,579
                                                                    -----------

Short-Term Investments--3.6%
Securities Lending Quality Trust
  (Cost $17,269,315)(b) ....................        17,269,315       17,269,315
                                                                    -----------

Total Investments
  (Cost $583,237,909)(a) ...................             114.3%     558,783,894
Liabilities in Excess of Other Assets ......             (14.3)     (69,697,778)
                                                         -----      -----------
Net Assets .................................             100.0%    $489,086,116
                                                         =====     ============


*    Non-income producing security.

+    Securities partially or fully on loan.

(a) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $631,668,031, amounted to $72,884,137 which consisted of aggregate gross unrealized appreciation of $14,545,396 and aggregate gross unrealized depreciation of $87,429,533.

(b)  Represents investment of cash collateral received for securities on loan.



                       See Notes to Financial Statements.

THE ALGER FUND
Alger LargeCap Growth Portfolio (i)
Financial Highlights
For a share outstanding throughout the year


Class A
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, beginning of year ............    $      9.47      $     14.09      $     15.47      $     12.19      $     11.58
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (ii) .............           (.04)            (.04)            (.05)            (.07)            (.03)

Net realized and unrealized gain (loss)
  on investments ..............................          (2.27)           (3.64)            1.33             4.64             2.13
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............          (2.31)           (3.68)            1.28             4.57             2.10

Distributions from net realized gains .........           --               (.94)           (2.66)           (1.29)           (1.49)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $      7.16      $      9.47      $     14.09      $     15.47      $     12.19
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (iii) ............................          (24.4%)          (27.4%)            8.0%            40.4%            21.4%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:

  Net assets, end of year
    (000's omitted) ...........................    $   130,464      $   230,637      $   324,130      $   228,896      $   121,930
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           1.36%            1.26%            1.20%            1.21%            1.25%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................           (.47%)           (.35%)           (.32%)           (.50%)           (.23%)
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         213.97%           91.40%           96.13%          205.94%          146.64%
                                                   ===========      ===========      ===========      ===========      ===========

(i) Prior to September 29, 2000 the Alger LargeCap Growth Portfolio was the Alger Growth Portfolio.
(ii)  Amount was computed based on average shares outstanding during the year.
(iii) Does not reflect the effect of any sales charges.


                       See Notes to Financial Statements.

THE ALGER FUND
Alger LargeCap Growth Portfolio (i)
Financial Highlights
For a share outstanding throughout the year

Class B
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, beginning of year ............    $      9.02      $     13.58      $     15.09      $     12.00      $     11.50
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (ii) .............           (.10)            (.12)            (.16)            (.18)            (.11)

Net realized and unrealized gain (loss)
  on investments ..............................          (2.16)           (3.50)            1.31             4.56             2.10
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............          (2.26)           (3.62)            1.15             4.38             1.99

Distributions from net realized gains .........           --               (.94)           (2.66)           (1.29)           (1.49)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $      6.76      $      9.02      $     13.58      $     15.09      $     12.00
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (iii) ............................          (25.1%)          (28.1%)            7.2%            39.3%            20.5%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:

  Net assets, end of year
    (000's omitted) ...........................    $   323,809      $   581,770      $   902,091      $   770,311      $   390,885
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           2.11%            2.01%            1.96%            1.96%            2.00%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................          (1.21%)          (1.09%)          (1.07%)          (1.26%)           (.98%)
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         213.97%           91.40%           96.13%          205.94%          146.64%
                                                   ===========      ===========      ===========      ===========      ===========

(i) Prior to September 29, 2000 the Alger LargeCap Growth Portfolio was the Alger Growth Portfolio.

(ii)  Amount was computed based on average shares outstanding during the year.

(iii) Does not reflect the effect of any sales charges.


                       See Notes to Financial Statements.

THE ALGER FUND
Alger LargeCap Growth Portfolio (i)
Financial Highlights
For a share outstanding throughout the year

Class C
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, beginning of year ............    $      9.02      $     13.57      $     15.08      $     12.00      $     11.50
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (ii) .............           (.10)            (.12)            (.16)            (.18)            (.11)

Net realized and unrealized gain (loss)
  on investments ..............................          (2.16)           (3.49)            1.31             4.55             2.10
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............          (2.26)           (3.61)            1.15             4.37             1.99

Distributions from net realized gains .........           --               (.94)           (2.66)           (1.29)           (1.49)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $      6.76      $      9.02      $     13.57      $     15.08      $     12.00
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (iii) ............................          (25.1%)          (28.0%)            7.2%            39.2%            20.5%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:

  Net assets, end of year
    (000's omitted) ...........................    $    34,813      $    48,918      $    65,893      $    31,500      $     3,312
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           2.11%            2.01%            1.95%            1.97%            2.00%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................          (1.22%)          (1.10%)          (1.08%)          (1.30%)           (.97%)
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         213.97%           91.40%           96.13%          205.94%          146.64%
                                                   ===========      ===========      ===========      ===========      ===========

(i) Prior to September 29, 2000 the Alger LargeCap Growth Portfolio was the Alger Growth Portfolio.

(ii)  Amount was computed based on average shares outstanding during the year.

(iii) Does not reflect the effect of any sales charges.



                       See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION PORTFOLIO PORTFOLIO HIGHLIGHTS THROUGH
OCTOBER 31, 2002 (UNAUDITED)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES - 10 YEARS ENDED 10/31/02

     [The following data represent a line graph in the printed document.]

                      ALGER SMALL        RUSSELL 2000
                   CAPITALIZATION B      GROWTH INDEX
                   ----------------      ------------
11/1/92                10,000               10,000
10/31/93               12,579               12,767
10/31/94               12,447               12,650
10/31/95               18,192               15,252
10/31/96               18,769               17,284
10/31/97               21,180               20,944
10/31/98               18,880               17,624
10/31/99               24,722               22,786
10/31/00               24,623               26,468
10/31/01               13,437               18,128
10/31/02               10,818               14,219

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Small Capitalization Class B shares and the Russell 2000 Growth Index for the ten years ended October 31, 2002. Figures for both the Alger Small Capitalization Class B shares and the Russell 2000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger Small Capitalization Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/02+

                                          AVERAGE ANNUAL TOTAL RETURNS
                                    1             5           10         SINCE
                                  YEAR          YEARS        YEARS     INCEPTION
                               -------------------------------------------------
CLASS A (INCEPTION 1/1/97)      (23.72%)       (13.51%)       *         (9.92%)
Russell 2000 Growth Index       (21.56%)        (7.45%)       *         (4.06%)
--------------------------------------------------------------------------------
CLASS B (INCEPTION 11/11/86)    (24.23%)       (13.41%)       0.79%      7.16%
Russell 2000 Growth Index       (21.56%)        (7.45%)       3.58%      4.83%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)      (21.83%)       (13.40%)       *        (12.94%)
Russell 2000 Growth Index       (21.56%)        (7.45%)       *         (6.32%)

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

THE ALGER FUND
Alger Small Capitalization Portfolio
Schedule of Investments
October 31, 2002

Common Stocks--98.1%                                    Shares           Value
                                                        ------           -----
AEROSPACE & DEFENSE--2.4%
Alliant Techsystems Inc.* ..................            20,700        $1,245,105
Veridian Corporation* ......................            79,900         1,914,404
                                                                     -----------
                                                                       3,159,509
                                                                     -----------
AIR FREIGHT &
  LOGISTICS--2.1%
J.B. Hunt Transport Services, Inc.* ........            51,200         1,417,728
Pacer International,  Inc.* ................           108,560         1,281,007
                                                                     -----------
                                                                       2,698,735
                                                                     -----------
AUTOMOTIVE--.7%
Winnebago Industries, Inc. .................            19,800           897,534
                                                                     -----------

BANKS--3.9%
City National Corporation ..................            39,850         1,803,213
Independence Community Bank Corp. ..........            46,250         1,187,238
UCBH Holdings, Inc. ........................            49,300         2,065,177
                                                                     -----------
                                                                       5,055,628
                                                                     -----------
BEVERAGES--1.2%
Constellation Brands, Inc. Cl. A* ..........            63,150         1,599,590
                                                                     -----------

BIOTECHNOLOGY--4.7%
Affymetrix Inc.* ...........................            27,600           720,360
Charles River
  Laboratories International, Inc.* ........            49,690         1,826,108
Neurocrine Biosciences, Inc.* ..............            35,100         1,575,990
Transkaryotic Therapies, Inc.* .............            47,800           556,392
Trimeris, Inc. * ...........................            26,850         1,420,365
                                                                     -----------
                                                                       6,099,215
                                                                     -----------
CHEMICALS--.1%
Crompton Corporation .......................            25,245           167,374
                                                                     -----------

COMMERCIAL SERVICES
  & SUPPLIES--6.9%
BISYS Group, Inc. (The)* ...................           102,160         1,828,664
Career Education Corporation* ..............            23,650           948,602
ChoicePoint Inc.* ..........................            34,816         1,318,134
Corinthian Colleges, Inc.* .................            53,100         2,012,490
Education
  Management Corporation* ..................            43,300         1,589,110
Hewitt Associates, Inc. Cl. A* .............            44,450         1,309,053
                                                                     -----------
                                                                       9,006,053
                                                                     -----------
COMMUNICATION
  EQUIPMENT--1.5%
Advanced Fibre
  Communications, Inc.* ....................            46,900           758,795
Emulex Corporation* ........................            69,450         1,246,628
                                                                     -----------
                                                                       2,005,423
                                                                     -----------
COMPUTERS &
  PERIPHERALS--1.0%
Western Digital Corporation* ...............           221,250         1,369,538
                                                                     -----------

DIVERSIFIED FINANCIALS--5.9%
Affiliated Managers Group, Inc.* ...........            37,050         1,923,636
Doral Financial Corp. ......................            70,950         1,863,146
Federal Agricultural Mortgage
  Corporation Cl. C (Farmer Mac)*+ .........            33,300         1,041,291


Common Stocks--(cont.)                                  Shares           Value
                                                        ------           -----

DIVERSIFIED FINANCIALS--(cont.)
Investors Financial Services Corp. .........            40,500       $ 1,242,135
LaBranche & Co Inc.* .......................            62,030         1,675,430
                                                                     -----------
                                                                       7,745,638
                                                                     -----------
ELECTRICAL EQUIPMENT--1.2%
AMETEK, Inc. ...............................            45,725         1,613,635
                                                                     -----------

ELECTRONIC EQUIPMENT
  & INSTRUMENTS--2.3%
Benchmark Electronics, Inc.* ...............            71,640         1,594,706
Technitrol, Inc. ...........................            92,250         1,349,618
                                                                     -----------
                                                                       2,944,324
                                                                     -----------
ENERGY EQUIPMENT &
  SERVICES--2.5%
Cooper Cameron Corporation* ................            34,450         1,606,059
Smith International, Inc.* .................            51,800         1,619,268
                                                                     -----------
                                                                       3,225,327
                                                                     -----------
FOOD PRODUCTS--1.1%
American Italian Pasta Company
  Cl. A* ...................................            42,800         1,474,460
                                                                     -----------
HEALTH CARE EQUIPMENT
  & SUPPLIES--5.1%
Advanced Neuromodulation
  Systems, Inc.* ...........................             6,160           187,818
Bio-Rad Laboratories, Inc. Cl. A* ..........            16,600           707,326
CTI Molecular Imaging, Inc.*+ ..............            53,450         1,206,901
Respironics, Inc.* .........................            46,350         1,480,419
STERIS Corporation* ........................            63,830         1,693,410
Wright Medical Group, Inc.* ................            79,110         1,361,562
                                                                     -----------
                                                                       6,637,436
                                                                     -----------
HEALTH CARE PROVIDERS
  & SERVICES--7.2%
Accredo Health, Incorporated* ..............            34,150         1,580,462
AMN Healthcare Services, Inc.* .............            70,200         1,015,092
Covance Inc.* ..............................            75,930         1,691,720
LifePoint Hospitals, Inc.* .................            29,350           920,122
MID Atlantic Medical Services, Inc.*40,000 .         1,456,000
Province Healthcare Company* ...............            40,000           522,000
Triad Hospitals, Inc.* .....................            24,300           886,950
Unilab Corporation* ........................            61,200         1,306,620
                                                                     -----------
                                                                       9,378,966
                                                                     -----------
HOTELS, RESTAURANTS
  & LEISURE--4.8%
Alliance Gaming Corporation* ...............            96,200         1,612,312
Applebee's International, Inc. .............            60,075         1,429,184
California Pizza Kitchen, Inc.* ............            61,700         1,636,346
Station Casinos, Inc.* .....................            90,090         1,620,719
                                                                     -----------
                                                                       6,298,561
                                                                     -----------
HOUSEHOLD DURABLES--.5%
Yankee Candle Company, Inc. (The)*41,615 ...                             713,697
                                                                     -----------

INFORMATION TECHNOLOGY
  Consulting &
  Services--2.4%
CACI International Inc. Cl. A* .............            27,700         1,133,207

THE ALGER FUND
Alger Small Capitalization Portfolio
Schedule of Investments (Continued)
October 31, 2002

Common Stocks--(cont.)                                  Shares           Value
                                                        ------           -----

INFORMATION TECHNOLOGY
  Consulting &
  Services--(cont.)
Cognizant Technology Solutions
  Corporation Cl. A* .......................             8,200       $   542,594
Manhattan Associates, Inc.* ................            66,250         1,489,300
                                                                     -----------
                                                                       3,165,101
                                                                     -----------
INSURANCE--4.7%
Arch Capital Group Ltd.* ...................            53,400         1,495,734
HCC Insurance Holdings, Inc. ...............            56,200         1,378,586
RenaissanceRe Holdings Ltd. ................            43,280         1,774,480
W. R. Berkley Corporation ..................            41,860         1,555,099
                                                                     -----------
                                                                       6,203,899
                                                                     -----------
LEISURE EQUIPMENT
  & PRODUCTS--.5%
Action Performance
  Companies, Inc.* .........................            33,350           688,343
                                                                     -----------

MACHINERY--3.3%
Actuant Corporation Cl. A* .................            42,200         1,679,560
AGCO Corporation* ..........................            43,850         1,113,790
Pentair, Inc. ..............................            45,460         1,501,998
                                                                     -----------
                                                                       4,295,348
                                                                     -----------
MEDIA--2.6%
Entercom Communications Corp.* .............            18,300           900,726
Media General, Inc. Cl. A ..................            25,820         1,412,354
Radio One, Inc. Cl. A* .....................            65,500         1,100,400
                                                                     -----------
                                                                       3,413,480
                                                                     -----------
OIL & GAS--2.6%
Noble Energy, Inc. .........................            47,600         1,732,164
Pogo Producing Company .....................            46,850         1,688,942
                                                                     -----------
                                                                       3,421,106
                                                                     -----------
PHARMACEUTICALS--3.0%
Angiotech Pharmaceuticals, Inc.* ...........            24,485           923,085
NPS Pharmaceuticals, Inc.* .................            71,800         1,865,364
Scios Inc.* ................................            39,950         1,152,957
                                                                     -----------
                                                                       3,941,406
                                                                     -----------
ROAD & RAIL--.5%
Swift Transportation Co. Inc.* .............            43,550           700,720
                                                                     -----------

SEMICONDUCTOR EQUIPMENT
  & PRODUCTS--8.2%
Cymer, Inc.* ...............................            31,900           801,328
Fairchild Semiconductor
  Corporation Cl. A* .......................           108,950         1,296,505
Integrated Circuit Systems, Inc.* ..........            79,750         1,630,090
International Rectifier Corporation* .......            74,300         1,283,161

Common Stocks--(cont.)                                  Shares          Value
                                                        ------          -----
SEMICONDUCTOR EQUIPMENT
  & PRODUCTS--(cont.)
Marvell Technology Group Ltd.* .............          45,450       $    736,745
Power Integrations, Inc.* ..................           102,880        1,814,803
RF Micro Devices, Inc.* ....................            73,050          620,121
Semtech Corporation* .......................            87,550        1,237,082
Varian Semiconductor Equipment
  Associates, Inc.* ........................            56,350        1,342,257
                                                                   ------------
                                                                     10,762,092
                                                                   ------------
SOFTWARE--7.0%
Borland Software Corporation* ..............           139,500        1,873,485
Documentum, Inc.* ..........................            44,800          654,528
Fair, Isaac and Company, Incorporated ......            44,100        1,696,527
J. D. Edwards & Company* ...................            84,550        1,002,763
NetIQ Corporation* .........................            45,450          641,300
Rational Software Corporation* .............           200,350        1,326,317
Synopsys, Inc.* ............................            39,225        1,484,665
THQ Inc. * .................................            37,950          548,757
                                                                   ------------
                                                                      9,228,342
                                                                   ------------
SPECIALTY RETAIL--7.3%
Advance Auto Parts, Inc.* ..................            28,550        1,528,853
AnnTaylor Stores Corporation* ..............            60,825        1,425,130
Chico's FAS, Inc.* .........................            80,850        1,560,405
Christopher & Banks Corporation* ...........            49,250        1,314,975
Hollywood Entertainment
  Corporation* .............................            66,850        1,314,271
Michaels Stores, Inc.* .....................            31,600        1,420,736
Rent-A-Center, Inc.* .......................            21,240          941,994
                                                                   ------------
                                                                      9,506,364
                                                                   ------------
TEXTILES, APPAREL
  & LUXURY GOODS--.9%
Coach, Inc.* ...............................            41,450        1,233,138
                                                                   ------------

Total Common Stocks
  (Cost $131,476,941) ......................                        128,649,982
                                                                   ------------

                                                    Principal
Short-Term Investments--5.9%                          Amount
                                                   -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
Federal Home Loan Banks,
  1.50%, 11/1/02
  (Cost $7,700,000) ........................       $ 7,700,000        7,700,000
                                                                   ------------
Total Investments
  (Cost $139,176,941)(a) ...................             104.0%     136,349,982
Liabilities in Excess of
  Other Assets .............................              (4.0)      (5,239,851)
                                                         -----     ------------
Net Assets .................................             100.0%    $131,110,131
                                                         =====     ============


*    Non-income producing security.
+    Securities partially or fully on loan.
(a) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $139,997,877, amounted to $3,647,895 which consisted of aggregate gross unrealized appreciation of $10,349,106 and aggregate gross unrealized depreciation of $13,997,001.


                      See Notes to Financial Statements.

THE ALGER FUND
Alger Small Capitalization Portfolio
Financial Highlights
For a share outstanding throughout the year

Class A
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, beginning of year ............    $      3.54      $      8.81      $     10.35      $      8.74      $     10.35
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (i) ..............           (.05)            (.04)            (.08)            (.08)            (.06)

Net realized and unrealized gain (loss)
on investments ................................           (.64)           (3.41)             .35             2.71            (1.04)
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............           (.69)           (3.45)             .27             2.63            (1.10)

Distributions from net realized gains .........           --              (1.82)           (1.81)           (1.02)            (.51)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $      2.85      $      3.54      $      8.81      $     10.35      $      8.74
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (ii) .............................          (19.5%)          (46.6%)             .4%            32.7%           (10.9%)
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ...........................    $    46,143      $    64,164      $   111,665      $    69,986      $    59,516
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           1.75%            1.54%            1.41%            1.38%            1.37%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................          (1.52%)           (.95%)           (.81%)           (.79%)           (.71%)
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         132.35%          195.72%          207.19%          110.92%          157.26%
                                                   ===========      ===========      ===========      ===========      ===========

(i)  Amount was computed based on average shares outstanding during the year.

(ii) Does not reflect the effect of any sales charges.




                       See Notes to Financial Statements.

THE ALGER FUND
Alger Small Capitalization Portfolio
Financial Highlights
For a share outstanding throughout the year


Class B
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------


Net asset value, beginning of year ............    $      3.36      $      8.52      $     10.13      $      8.61      $     10.29
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (i) ..............           (.07)            (.08)            (.16)            (.15)            (.14)

Net realized and unrealized gain (loss)
on investments ................................           (.61)           (3.26)             .36             2.69            (1.03)
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............           (.68)           (3.34)             .20             2.54            (1.17)

Distributions from net realized gains .........           --              (1.82)           (1.81)           (1.02)            (.51)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $      2.68      $      3.36      $      8.52      $     10.13      $      8.61
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (ii) .............................          (20.2%)          (47.0%)            (.4%)           32.1%           (11.6%)
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ...........................    $    81,758      $   130,559      $   325,382      $   419,842      $   460,788
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           2.49%            2.28%            2.14%            2.14%            2.12%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................          (2.27%)          (1.66%)          (1.58%)          (1.58%)          (1.51%)
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         132.35%          195.72%          207.19%          110.92%          157.26%
                                                   ===========      ===========      ===========      ===========      ===========

(i)  Amount was computed based on average shares outstanding during the year.
(ii) Does not reflect the effect of any sales charges.


                       See Notes to Financial Statements.

THE ALGER FUND
Alger Small Capitalization Portfolio
Financial Highlights
For a share outstanding throughout the year


Class C
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, beginning of year ............    $      3.36      $      8.53      $     10.13      $      8.59      $     10.29
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (i) ..............           (.07)            (.08)            (.16)            (.16)            (.10)

Net realized and unrealized gain (loss)
  on investments ..............................           (.61)           (3.27)             .37             2.72            (1.09)
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............           (.68)           (3.35)             .21             2.56            (1.19)

Distributions from net realized gains .........           --              (1.82)           (1.81)           (1.02)            (.51)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $      2.68      $      3.36      $      8.53      $     10.13      $      8.59
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (ii) .............................          (20.2%)          (47.0%)            (.3%)           32.4%           (11.8%)
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ...........................    $     3,209      $     4,234      $    11,103      $     7,659      $     4,838
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           2.49%            2.28%            2.15%            2.13%            2.11%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................          (2.27%)          (1.66%)          (1.57%)          (1.55%)          (1.36%)
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         132.35%          195.72%          207.19%          110.92%          157.26%
                                                   ===========      ===========      ===========      ===========      ===========

(i)  Amount was computed based on average shares outstanding during the year.
(ii) Does not reflect the effect of any sales charges.


                       See Notes to Financial Statements.

ALGER BALANCED PORTFOLIO PORTFOLIO HIGHLIGHTS THROUGH
OCTOBER 31, 2002 (UNAUDITED)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/02

     [The following data represent a line graph in the printed document.]

                                                                 LEHMAN BROTHERS
                    ALGER        Russell 1000                     GOV'T/CREDIT
                  BALANCED B     GROWTH INDEX    S&P 500 INDEX     BOND INDEX
                  ----------    -------------    -------------   ---------------
11/1/92             10,000          10,000          10,000           10,000
10/31/93            11,236          10,729          11,496           11,366
10/31/94            10,790          11,306          11,940           10,839
10/31/95            13,769          14,614          15,097           12,590
10/31/96            14,631          17,836          18,734           13,269
10/31/97            17,447          23,269          24,751           14,438
10/31/98            20,389          29,001          30,197           15,921
10/31/99            26,809          38,933          37,947           15,817
10/31/00            29,318          42,565          40,260           16,942
10/31/01            25,813          25,567          30,232           19,537
10/31/02            22,492          20,552          25,668           20,607


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Balanced Class B shares, the Russell 1000 Growth Index, the S&P 500 Index, and the Lehman Brothers Government/Credit Bond Index for the ten years ended October 31, 2002. Figures for the Alger Balanced Portfolio Class B shares, the Russell 1000 Growth Index (an unmanaged index of common stocks), the S&P 500 Index (an unmanaged index of common stocks), and the Lehman Brothers Government/Credit Bond Index (an unmanaged index of government and corporate bonds), include reinvestment of dividends and/or interest. Performance for the Alger Balanced Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. The Portfolio has changed one of its comparative indices to the Russell 1000 Growth Index. Fund management believes this index more closely represents the stocks in which the Portfolio normally invests.

PERFORMANCE COMPARISON AS OF 10/31/02+

                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                   1            5          10          SINCE
                                                 YEAR         YEARS       YEARS      INCEPTION
                                            ---------------------------------------------------------------
 CLASS A (INCEPTION 1/1/97)                    (16.78%)      4.88%          *          7.24%
 Russell 1000 Growth Index                     (19.62%)     (2.45%)         *          1.54%
 S&P 500 Index                                 (15.10%)      0.73%          *          4.59%
 Lehman Gov't/Credit Bond Index                  5.48%       7.38%          *          7.71%
-----------------------------------------------------------------------------------------------------------
 CLASS B (INCEPTION 6/1/92)                    (17.16%)      4.90%         8.44%       8.04%
 Russell 1000 Growth Index                     (19.62%)     (2.45%)        7.47%       7.49%
 S&P 500 Index                                 (15.10%)      0.73%         9.89%       9.67%
 Lehman Gov't/Credit Bond Index                  5.48%       7.38%         7.50%       7.67%
-----------------------------------------------------------------------------------------------------------
 CLASS C (INCEPTION 8/1/97)                    (14.57%)      5.00%          *          4.29%
 Russell 1000 Growth Index                     (19.62%)     (2.45%)         *         (3.26%)
 S&P 500 Index                                 (15.10%)      0.73%          *         (0.04%)
 Lehman Gov't/Credit Bond Index                  5.48%       7.38%          *          7.42%
-----------------------------------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

THE ALGER FUND
Alger Balanced Portfolio
Schedule of Investments
October 31, 2002

Common Stocks--59.9%                                    Shares          Value
                                                       -------         ------

AEROSPACE & DEFENSE--2.1%
General Dynamics Corporation ...............            15,350        $1,214,645
Lockheed Martin Corporation ................            46,875         2,714,063
Northrop Grumman Corporation+ ..............            16,200         1,670,706
                                                                     -----------
                                                                       5,599,414
                                                                     -----------
AIR FREIGHT & LOGISTICS--.9%
FedEx Corp. ................................            46,475         2,472,005
                                                                     -----------

AUTOMOTIVE--1.0%
Harley-Davidson, Inc. ......................            49,950         2,612,385
                                                                     -----------

BANKS--2.1%
Bank of America Corporation ................            55,650         3,884,370
Fifth Third Bancorp ........................            24,300         1,543,050
                                                                     -----------
                                                                       5,427,420
                                                                     -----------
BIOTECHNOLOGY--2.4%
Amgen Inc.* ................................            46,176         2,149,955
Biogen, Inc. * .............................            18,300           671,427
IDEC Pharmaceuticals
  Corporation*+ ............................            71,850         3,306,537
                                                                     -----------
                                                                       6,127,919
                                                                     -----------
BUILDING PRODUCTS--.7%
Masco Corporation ..........................            84,195         1,731,049
                                                                     -----------

COMMERCIAL SERVICES
  & SUPPLIES--2.1%
Concord EFS, Inc.* .........................           214,050         3,056,634
First Data Corporation .....................            65,600         2,292,064
                                                                     -----------
                                                                       5,348,698
                                                                     -----------
COMMUNICATION
  EQUIPMENT--1.3%
Cisco Systems, Inc.* .......................           297,300         3,323,814
                                                                     -----------

COMPUTERS &
  PERIPHERALS--4.0%
Dell Computer Corporation* .................           114,350         3,271,554
EMC Corporation * ..........................           363,000         1,854,930
Lexmark International, Inc. Cl. A*+ ........            36,770         2,184,873
Sun Microsystems, Inc.* ....................         1,008,700         2,986,761
                                                                     -----------
                                                                      10,298,118
                                                                     -----------
DIVERSIFIED
  FINANCIALS--2.4%
Citigroup Inc. .............................           131,125         4,845,069
SLM Corporation ............................            12,500         1,284,250
                                                                     -----------
                                                                       6,129,319
                                                                     -----------
DIVERSIFIED
  TELECOMMUNICATION
  SERVICES--.3%
Verizon Communications Inc. ................            23,750           896,800
                                                                     -----------

Common Stocks--(cont.)                                  Shares           Value
                                                        ------          ------

ENERGY EQUIPMENT
  & SERVICES--1.1%
BJ Services Company* .......................            37,600        $1,140,408
Nabors Industries Ltd.* ....................            48,660         1,701,640
                                                                     -----------
                                                                       2,842,048
                                                                     -----------
HEALTH CARE EQUIPMENT
  & SUPPLIES--3.2%
Alcon, Inc.*+ ..............................             3,900           159,978
Baxter International Inc. ..................            30,250           756,855
Boston Scientific Corporation* .............            86,600         3,258,758
Medtronic, Inc. ............................            40,030         1,793,344
Stryker Corporation ........................            38,900         2,454,590
                                                                     -----------
                                                                       8,423,525
                                                                     -----------
HEALTH CARE PROVIDERS
  & SERVICES--4.1%
Anthem, Inc.* ..............................            39,450         2,485,350
HCA Inc. ...................................            73,975         3,217,172
Tenet Healthcare Corporation* ..............            92,725         2,665,843
UnitedHealth Group Incorporated ............            24,250         2,205,538
                                                                     -----------
                                                                      10,573,903
                                                                     -----------
HOTELS, RESTAURANTS
  & LEISURE--.8%
Carnival Corporation Cl. A .................            77,375         2,021,035
                                                                     -----------

HOUSEHOLD PRODUCTS--1.7%
Colgate-Palmolive Company ..................            36,200         1,990,276
Procter & Gamble Company (The) .............            27,575         2,439,009
                                                                     -----------
                                                                       4,429,285
                                                                     -----------
INDUSTRIAL
  CONGLOMERATES--2.8%
General Electric Company ...................           156,650         3,955,413
Tyco International Ltd. ....................           241,855         3,497,223
                                                                     -----------
                                                                       7,452,636
                                                                     -----------
INSURANCE--2.5%
AFLAC Incorporated .........................            26,000           791,440
American International Group, Inc. .........            51,700         3,233,835
Chubb Corporation (The) ....................            44,225         2,494,732
                                                                     -----------
                                                                       6,520,007
                                                                     -----------
INTERNET & CATALOG
  RETAIL--1.8%
Amazon.com, Inc.* ..........................            21,000           406,560
eBay Inc.*+ ................................            68,475         4,330,359
                                                                     -----------
                                                                       4,736,919
                                                                     -----------
INTERNET SOFTWARE &
  SERVICES--.3%
Yahoo! Inc. * ..............................            55,000           820,600
                                                                     -----------

THE ALGER FUND
Alger Balanced Portfolio
Schedule of Investments (Continued)
October 31, 2002

Common Stocks--(cont.)                                  Shares           Value
                                                       -------          ------

MEDIA--1.7%
Viacom Inc. Cl. B* .........................           100,475       $ 4,482,190
                                                                     -----------

MULTILINE RETAIL--2.6%
Costco Wholesale Corporation* ..............            23,000           780,390
Kohl's Corporation* ........................            14,650           856,293
Wal-Mart Stores, Inc. ......................            98,150         5,255,932
                                                                     -----------
                                                                       6,892,615
                                                                     -----------
OIL & GAS--.6%
Devon Energy Corporation ...................            29,900         1,509,950
                                                                     -----------

PERSONAL PRODUCTS--.6%
Avon Products, Inc. ........................            34,725         1,683,815
                                                                     -----------

PHARMACEUTICALS--7.2%
Abbott Laboratories ........................            57,910         2,424,692
Johnson & Johnson ..........................            76,000         4,465,000
Pfizer Inc. ................................           106,125         3,371,590
Pharmacia Corporation ......................            77,875         3,348,625
Wyeth ......................................           154,835         5,186,973
                                                                     -----------
                                                                      18,796,880
                                                                     -----------
ROAD & RAIL--.5%
Union Pacific Corporation ..................            20,550         1,213,478
                                                                     -----------

SEMICONDUCTOR EQUIPMENT
  & PRODUCTS--2.9%
Intel Corporation ..........................            99,385         1,719,361
Linear Technology Corporation ..............            71,400         1,973,495
Taiwan Semiconductor
  Manufacturing Company
  Ltd. ADR* ................................           504,590         3,945,894
                                                                     -----------
                                                                       7,638,750
                                                                     -----------
SOFTWARE--3.1%
Microsoft Corporation* .....................           124,250         6,643,647
Synopsys, Inc.*+ ...........................            21,830           826,266
VERITAS Software Corporation * .............            43,300           660,325
                                                                     -----------
                                                                       8,130,238
                                                                     -----------
SPECIALTY RETAIL--3.1%
Home Depot, Inc. (The) .....................           110,900         3,202,792
Lowe's Companies, Inc. .....................            49,500         2,065,635
TJX Companies, Inc. (The) ..................           138,400         2,839,968
                                                                     -----------
                                                                       8,108,395
                                                                     -----------
Total Common Stock
  (Cost $159,509,944) ......................                         156,243,210
                                                                     -----------


                                                    Principal
Corporate Bonds--15.9%                                Amount            Value
                                                   ----------           ------
AEROSPACE & DEFENSE--.8%
Boeing Capital Corp.,
  6.50%, 2/15/12 ...........................        $1,950,000       $ 1,997,093
                                                                     -----------

AUTOMOTIVE--.7%
General Motors Acceptance Corp.,
  6.125%, 1/22/08 ..........................         2,000,000         1,867,500
                                                                     -----------

BANKS--1.5%
Associates Corp. of North America,
  6.95%, 11/1/18 ...........................         2,000,000         2,191,980
Regions Financial Corp.,
  6.375%, 5/15/12 ..........................           875,000           935,139
US Bancorp National Association,
  Minneapolis, 6.50%, 2/1/08 ...............           662,000           735,727
                                                                     -----------
                                                                       3,862,846
                                                                     -----------
BEVERAGES--1.4%
Anheuser-Busch Companies, Inc.,
  7.00%, 12/1/25 ...........................         2,000,000         2,090,000
Coca-Cola Enterprises Inc.,
  5.25%, 5/15/07 ...........................         1,500,000         1,590,570
                                                                     -----------
                                                                       3,680,570
                                                                     -----------
COMPUTERS &
  PERIPHERALS--.5%
International Business
  Machines Corp.,
  6.22%, 8/1/27 ............................         1,150,000         1,242,345
                                                                     -----------

DIVERSIFIED
  FINANCIALS--1.8%
Block Financial Corp.,
  8.50%, 4/15/07 ...........................           500,000           576,720
Citigroup Inc.,
  6.00%, 2/21/12+ ..........................         1,000,000         1,048,940
Goldman Sachs Group, Inc. (The),
  6.60%, 1/15/12 ...........................         2,000,000         2,175,540
J.P. Morgan Chase & Co.,
  6.625%, 3/15/12 ..........................           750,000           838,185
                                                                     -----------
                                                                       4,639,385
                                                                     -----------
DIVERSIFIED
  TELECOMMUNICATION
  SERVICES--1.5%
SBC Communications Inc.,
  6.25%, 3/15/11 ...........................         1,500,000         1,605,450
Verizon Wireless Capital,
  2.22%, 12/17/03(a) .......................         1,000,000           963,580
Verizon Wireless Inc.,
  5.375%, 12/15/06(a) ......................         1,250,000         1,225,900
                                                                     -----------
                                                                       3,794,930
                                                                     -----------

THE ALGER FUND
Alger Balanced Portfolio
Schedule of Investments (Continued)
October 31, 2002

                                                    Principal
Corporate Bonds--(con't)                              Amount            Value
                                                   ----------           ------
ELECTRIC UTILITIES--.9%
Con Edison Company of New York,
  5.625%, 7/1/12+ ..........................       $ 1,500,000       $ 1,581,000
Potomac Electric Power Co.,
  7.00%, 1/15/24 ...........................           200,000           205,458
Washington Gas Light Co.,
  6.51%, 8/18/08 ...........................           500,000           555,185
                                                                     -----------
                                                                       2,341,643
                                                                     -----------
ENERGY EQUIPMENT
  & SERVICES--.8%
Baker Hughes Inc.,
  6.25%, 1/15/09 ...........................         2,000,000         2,163,280
                                                                     -----------

FOOD PRODUCTS--2.7%
Archer-Daniels-Midland Co.,
  8.875%, 4/15/11 ..........................         2,055,000         2,639,092
Kraft Foods Inc.,
  6.25%, 6/1/12 ............................         2,000,000         2,201,480
Sara Lee Corp.,
  6.25%, 9/15/11 ...........................         2,000,000         2,179,180
                                                                     -----------
                                                                       7,019,752
                                                                     -----------
INSURANCE--.8%
Loews Corp.,
  7.625%, 6/1/23 ...........................           500,000           506,875
Safeco Corporation,
  7.25%, 9/1/12 ............................         1,500,000         1,619,250
                                                                     -----------
                                                                       2,126,125
                                                                     -----------
MEDIA--.7%
Viacom Inc.,
  7.875%, 7/30/30 ..........................         1,600,000         1,878,608
                                                                     -----------

OIL & GAS--.6%
Conoco Funding Co.,
  6.35%, 10/15/11 ..........................         1,500,000         1,614,045
                                                                     -----------

PHARMACEUTICALS--.4%
Pharmacia Corporation,
  6.50%, 12/1/18 ...........................         1,000,000         1,082,590
                                                                     -----------


                                                    Principal
Corporate Bonds--(con't)                              Amount            Value
                                                   ----------           ------
WIRELESS
  TELECOMMUNICATION
  SERVICES--.8%
Vodafone Airtouch PLC.,
  7.625%, 2/15/05 ..........................        $2,000,000       $ 2,191,460
                                                                     -----------
Total Corporate Bonds
  (Cost $40,066,661) .......................                          41,502,172
                                                                     -----------

U.S. Government & Agency Obligations--21.7%
Federal Farm Credit Banks,
  5.75%, 1/18/11 ...........................         3,000,000         3,243,750
Federal Home Loan Banks,
  6.12%, 8/26/08 ...........................         1,000,000         1,036,090
  7.625%, 5/14/10 ..........................         2,000,000         2,402,500
Federal Home Loan
  Mortgage Corporation,
  3.25%, 11/15/04 ..........................         3,000,000         3,073,590
  4.70%, 11/1/05 ...........................         2,000,000         2,031,100
Federal National
  Mortgage Association,
  4.00%, 12/3/04 ...........................         2,500,000         2,505,500
  4.375%, 10/15/06 .........................         3,000,000         3,160,320
  5.50%, 2/15/06 ...........................         3,000,000         3,267,660
  6.75%, 2/4/28 ............................           400,000           405,000
U.S. Treasury Bonds,
  8.125%, 8/15/19 ..........................         4,054,000         5,547,656
  6.25%, 8/15/23 ...........................         3,148,000         3,614,785
  5.50%, 8/15/28 ...........................         2,000,000         2,097,820
  5.25%, 11/15/28 ..........................         2,000,000         2,025,940
U.S. Treasury Notes,
  1.875%, 9/30/04 ..........................         6,950,000         6,976,063
  5.875%, 11/15/04 .........................         1,000,000         1,082,500
  5.625%, 2/15/06 ..........................         2,000,000         2,215,000
  4.625%, 5/15/06 ..........................         3,000,000         3,231,570
  6.50%, 10/15/06 ..........................         1,500,000         1,724,295
  3.50%, 11/15/06 ..........................         4,802,000         4,978,329
  6.25%, 2/15/07 ...........................         1,000,000         1,147,660
  5.50%, 2/15/08 ...........................           623,000           700,489
                                                                     -----------
Total U.S. Government & Agency
  Obligations (Cost $54,596,933) ...........                          56,467,617
                                                                     -----------

THE ALGER FUND
Alger Balanced Portfolio
Schedule of Investments (Continued)
October 31, 2002

                                                     Principal
Short-Term Investments--6.4%                           Amount           Value
                                                    ----------         ------

U.S. GOVERNMENT & AGENCY OBLIGATIONS--3.1%
Federal Home Loan Banks,
  1.50%, 11/1/02
  (Cost $8,200,000) ........................       $8,200,000       $ 8,200,000
                                                                    -----------

OTHER SHORT-TERM
  INVESTMENTS--3.3% ........................          Shares
                                                    ----------
Securities Lending Quality Trust
  (Cost $8,633,202)(b) .....................         8,633,202        8,633,202
                                                                    -----------

Total Short-Term Investments
  (Cost $16,833,202) .......................                         16,833,202
                                                                    -----------

Total Investments
  (Cost $271,006,740)(c) ...................             103.9%     271,046,201
Liabilities In Excess of Other Assets ......              (3.9)     (10,293,117)
                                                         -----      -----------
Net Assets .................................             100.0%     $260,753,084
                                                         =====      ===========


*    Non-income producing security.
+    Securities partially or fully on loan.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b)  Represents investment of cash collateral received for securities on loan.
(c) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $285,322,771, amounted to $14,276,570 which consisted of aggregate gross unrealized appreciation of $7,871,806 and aggregate gross unrealized depreciation of $22,148,376.


                       See Notes to Financial Statements.

THE ALGER FUND
Alger Balanced Portfolio
Financial Highlights
For a share outstanding throughout the year


Class A
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, beginning of year ............    $     18.67      $     21.29      $     20.95      $     16.83      $     16.58
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (i) ..............            .27              .43              .39              .25              .16

Net realized and unrealized gain (loss)
  on investments ..............................          (2.48)           (2.83)            1.68             4.97             2.35
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............          (2.21)           (2.40)            2.07             5.22             2.51
                                                   -----------      -----------      -----------      -----------      -----------

Dividends from net investment income ..........           (.44)            (.22)            (.13)            (.08)            (.06)

Distributions from net realized gains .........           --               --              (1.60)           (1.02)           (2.20)
                                                   -----------      -----------      -----------      -----------      -----------

Total distributions ...........................           (.44)            (.22)           (1.73)           (1.10)           (2.26)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $     16.02      $     18.67      $     21.29      $     20.95      $     16.83
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (ii) .............................          (12.2%)          (11.3%)           10.2%            32.5%            17.7%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ...........................    $    78,167      $   101,440      $    93,671      $    12,488      $     1,354
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           1.28%            1.20%            1.29%            1.40%            1.79%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................           1.53%            2.15%            1.80%            1.15%             .98%
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         203.96%           74.15%           63.50%          126.01%           93.23%
                                                   ===========      ===========      ===========      ===========      ===========

(i)  Amount was computed based on average shares outstanding during the year.
(ii) Does not reflect the effect of any sales charges.


                       See Notes to Financial Statements.

THE ALGER FUND
Alger Balanced Portfolio
Financial Highlights
For a share outstanding throughout the year


Class B
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, beginning of year ............    $     18.17      $     20.83      $     20.59      $     16.64      $     16.48
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (i) ..............            .14              .27              .17              .07              .03

Net realized and unrealized gain (loss)
  on investments ..............................          (2.44)           (2.75)            1.71             4.93             2.34
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............          (2.30)           (2.48)            1.88             5.00             2.37
                                                   -----------      -----------      -----------      -----------      -----------

Dividends from net investment income ..........           (.25)            (.18)            (.04)            (.03)            (.01)

Distributions from net realized gains .........           --               --              (1.60)           (1.02)           (2.20)
                                                   -----------      -----------      -----------      -----------      -----------

Total distributions ...........................           (.25)            (.18)           (1.64)           (1.05)           (2.21)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $     15.62      $     18.17      $     20.83      $     20.59      $     16.64
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (ii) .............................          (12.9%)          (12.0%)            9.4%            31.5%            16.9%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ...........................    $   137,070      $   158,766      $   132,123      $    52,607      $    19,282
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           2.03%            1.95%            2.04%            2.18%            2.58%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................            .78%            1.40%             .98%             .36%             .19%
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         203.96%           74.15%           63.50%          126.01%           93.23%
                                                   ===========      ===========      ===========      ===========      ===========

(i)  Amount was computed based on average shares outstanding during the year.
(ii) Does not reflect the effect of any sales charges.



                       See Notes to Financial Statements.

THE ALGER FUND
Alger Balanced Portfolio
Financial Highlights
For a share outstanding throughout the year

Class C
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------
Net asset value, beginning of year ............    $     18.24      $     20.90      $     20.65      $     16.66      $     16.49
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (i) ..............            .14              .27              .21              .07              .04

Net realized and unrealized gain (loss)
  on investments ..............................          (2.45)           (2.75)            1.67             4.95             2.33
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............          (2.31)           (2.48)            1.88             5.02             2.37
                                                   -----------      -----------      -----------      -----------      -----------

Dividends from net investment income ..........           (.25)            (.18)            (.03)            (.01)            --

Distributions from net realized gains .........           --               --              (1.60)           (1.02)           (2.20)
                                                   -----------      -----------      -----------      -----------      -----------

Total distributions ...........................           (.25)            (.18)           (1.63)           (1.03)           (2.20)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $     15.68      $     18.24      $     20.90      $     20.65      $     16.66
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (ii) .............................          (12.9%)          (12.0%)            9.3%            31.6%            16.8%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ...........................    $    45,516      $    57,193      $    49,592      $    14,626      $       334
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           2.03%            1.95%            2.04%            2.16%            2.53%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................            .78%            1.40%             .99%             .38%             .23%
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         203.96%           74.15%           63.50%          126.01%           93.23%
                                                   ===========      ===========      ===========      ===========      ===========

(i)  Amount was computed based on average shares outstanding during the year.
(ii) Does not reflect the effect of any sales charges.


                       See Notes to Financial Statements.

ALGER MIDCAP GROWTH PORTFOLIO PORTFOLIO HIGHLIGHTS THROUGH
OCTOBER 31, 2002 (UNAUDITED)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 5/24/93 TO 10/31/02

     [The following data represent a line graph in the printed document.]

                  ALGER MIDCAP     RUSSELL MIDCAP     S&P MIDCAP
                    GROWTH B        GROWTH INDEX      400 INDEX
                  ------------     --------------     ----------
5/24/93              10,000           10,000            10,000
10/31/93             12,480           10,933            10,714
10/31/94             13,062           11,211            10,969
10/31/95             19,373           13,928            13,296
10/31/96             20,618           16,429            15,600
10/31/97             25,024           20,471            20,695
10/31/98             26,586           20,967            22,085
10/31/99             35,182           28,868            26,737
10/31/00             51,513           40,030            35,201
10/31/01             39,992           22,904            30,819
10/31/02             31,422           18,870            29,343

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger MidCap Growth Class B shares, Russell Midcap Growth Index and the S&P MidCap 400 Index on May 24, 1993, the inception date of the Alger MidCap Growth Portfolio, through October 31, 2002. Figures for the Alger MidCap Growth Class B shares, Russell Midcap Growth Index (an unmanaged index of common stocks) and the S&P MidCap 400 Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger MidCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. The Portfolio has added a comparative index, the Russell Midcap Growth Index.


PERFORMANCE COMPARISON AS OF 10/31/02+

                                             AVERAGE ANNUAL TOTAL RETURNS
                                           1               5            SINCE
                                         YEAR            YEARS        INCEPTION
                                  ---------------------------------------------
CLASS A (INCEPTION 1/1/97)             (24.83%)          4.37%           6.83%
Russell Midcap Growth Index            (17.61%)         (1.62%)          1.70%
S&P MidCap 400 Index                    (4.79%)          7.23%          10.37%
-------------------------------------------------------------------------------
CLASS B (INCEPTION 5/24/93)            (25.36%)          4.43%          12.89%
Russell Midcap Growth Index            (17.61%)         (1.62%)          6.96%
S&P MidCap 400 Index                    (4.79%)          7.23%          12.07%
-------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)             (22.91%)          4.42%           4.06%
Russell Midcap Growth Index            (17.61%)         (1.62%)         (1.76%)
S&P MidCap 400 Index                    (4.79%)          7.23%           7.08%

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

THE ALGER FUND
Alger MidCap Growth Portfolio
Schedule of Investments
October 31, 2002

Common Stocks--105.3%                                   Shares           Value
                                                       -------          ------
AEROSPACE & DEFENSE--2.3%
L-3 Communications
  Holdings, Inc.* ..........................           211,980       $ 9,963,060
                                                                     -----------

BANKS--1.7%
Compass Bancshares, Inc. ...................            80,275         2,592,883
GreenPoint Financial Corp. .................           103,530         4,510,802
                                                                     -----------
                                                                       7,103,685
                                                                     -----------
BEVERAGES--1.1%
Constellation Brands, Inc. Cl. A* ..........           180,200         4,564,466
                                                                     -----------

BIOTECHNOLOGY--5.2%
Biogen, Inc. * .............................           133,765         4,907,838
Gilead Sciences, Inc. * ....................           293,200        10,185,768
IDEC Pharmaceuticals
  Corporation* .............................           152,470         7,016,669
                                                                     -----------
                                                                      22,110,275
                                                                     -----------
COMMERCIAL SERVICES
  & SUPPLIES--6.1%
Avery Dennison Corporation .................           118,665         7,385,709
BISYS Group, Inc. (The)* ...................           792,905        14,193,000
Corinthian Colleges, Inc.* .................           121,800         4,616,220
                                                                     -----------
                                                                      26,194,929
                                                                     -----------
COMMUNICATION
  EQUIPMENT--2.8%
Brocade Communications
  Systems, Inc.* ...........................           661,330         4,543,337
Emulex Corporation* ........................           156,400         2,807,380
UTStarcom, Inc.* ...........................           264,200         4,512,536
                                                                     -----------
                                                                      11,863,253
                                                                     -----------
COMPUTERS &
  PERIPHERALS--3.5%
Lexmark International, Inc. Cl. A* .........           180,410        10,719,962
Sun Microsystems, Inc.* ....................         1,436,100         4,252,292
                                                                     -----------
                                                                      14,972,254
                                                                     -----------
CONTAINERS &
  PACKAGING--.7%
Pactiv Corporation* ........................           140,500         2,787,520
                                                                     -----------

DIVERSIFIED
  FINANCIALS--3.3%
Affiliated Managers Group, Inc.* ...........           148,848         7,728,187
LaBranche & Co Inc.* .......................           241,895         6,533,584
                                                                     -----------
                                                                      14,261,771
                                                                     -----------
ELECTRONIC EQUIPMENT
  & INSTRUMENTS--2.2%
Flextronics International Ltd.* ............         1,138,000         9,513,680
                                                                     -----------



Common Stocks--(cont.)                                  Shares          Value
                                                       -------         ------
ENERGY EQUIPMENT
  & SERVICES--2.9%
BJ Services Company* .......................           146,895       $ 4,455,325
Cooper Cameron Corporation* ................            90,050         4,198,131
Smith International, Inc.* .................           118,170         3,693,994
                                                                     -----------
                                                                      12,347,450
                                                                     -----------
FOOD PRODUCTS--1.4%
Dean Foods Company* ........................           162,595         6,095,687
                                                                     -----------

HEALTH CARE EQUIPMENT
  & SUPPLIES--3.4%
Alcon, Inc.* ...............................           109,115         4,475,897
Zimmer Holdings, Inc.* .....................           239,865         9,887,235
                                                                     -----------
                                                                      14,363,132
                                                                     -----------
HEALTH CARE PROVIDERS
  & SERVICES--12.2%
AmerisourceBergen Corporation ..............            58,075         4,132,036
Anthem, Inc.* ..............................           104,485         6,582,555
Health Management
  Associates, Inc. Cl. A* ..................           407,540         7,792,165
Laboratory Corporation of
  America Holdings* ........................           235,530         5,676,273
MID Atlantic Medical
  Services, Inc.* ..........................           111,300         4,051,320
Quest Diagnostics
  Incorporated* ............................           114,400         7,302,152
Triad Hospitals, Inc.* .....................           237,690         8,675,685
Universal Health Services, Inc.,
  Cl. B* ...................................           157,455         7,633,418
                                                                     -----------
                                                                      51,845,604
                                                                     -----------
HOTELS, RESTAURANTS
  & LEISURE--9.7%
Brinker International, Inc.* ...............           299,685         8,508,056
Harrah's Entertainment, Inc.* ..............           103,395         4,342,590
International Game Technology* .............           137,500        10,341,375
MGM MIRAGE* ................................           295,635         9,194,249
Royal Caribbean Cruises Ltd. ...............           491,580         9,025,409
                                                                     -----------
                                                                      41,411,679
                                                                     -----------
HOUSEHOLD DURABLES--3.8%
D.R. Horton, Inc. ..........................           322,210         6,208,987
Harman International Industries,
  Incorporated .............................             7,600           425,600
Lennar Corporation .........................           169,865         9,371,452
                                                                     -----------
                                                                      16,006,039
                                                                     -----------
INFORMATION TECHNOLOGY
  CONSULTING &
  SERVICES--.9%
Affiliated Computer Services, Inc. .........
  Cl. A* ...................................            84,300         3,882,015
                                                                     -----------

THE ALGER FUND
Alger MidCap Growth Portfolio
Schedule of Investments (Continued)
October 31, 2002


Common Stocks--(cont.)                                  Shares          Value
                                                       -------         ------
INSURANCE--4.9%
W. R. Berkley Corporation ..................           278,365       $10,341,260
Willis Group Holdings Limited* .............           344,530        10,542,618
                                                                     -----------
                                                                      20,883,878
                                                                     -----------
INTERNET & CATALOG
  RETAIL--.4%
NetFlix Inc.*+ .............................           201,900         1,811,245
                                                                     -----------

INTERNET SOFTWARE
  & SERVICES--3.1%
Overture Services, Inc.* ...................            14,400           396,432
VeriSign, Inc.* ............................           496,600         3,997,630
Yahoo! Inc. * ..............................           582,810         8,695,525
                                                                     -----------
                                                                      13,089,587
                                                                     -----------
MEDIA--3.9%
Entercom Communications
  Corp.* ...................................           158,530         7,802,847
McClatchy Company, Cl. A (The) .............            63,300         3,932,829
New York Times Company,
  Cl. A (The) ..............................            99,990         4,840,516
                                                                     -----------
                                                                      16,576,192
                                                                     -----------
MULTILINE RETAIL--1.5%
Dollar Tree Stores, Inc.* ..................           249,395         6,556,595
                                                                     -----------

OIL & GAS--1.8%
Devon Energy Corporation ...................            72,240         3,648,120
EOG Resources, Inc. ........................           109,400         4,051,082
                                                                     -----------
                                                                       7,699,202
                                                                     -----------
PHARMACEUTICALS--2.5%
Allergan, Inc. .............................            79,090         4,306,451
Mylan Laboratories Inc. ....................            72,400         2,278,428
Teva Pharmaceutical
  Industries Ltd. ADR ......................            54,200         4,196,706
                                                                     -----------
                                                                      10,781,585
                                                                     -----------

SEMICONDUCTOR EQUIPMENT
  & PRODUCTS--4.1%
International Rectifier
  Corporation* .............................           196,350         3,390,965
Intersil Corporation Cl. A* ................           312,200         5,304,278
National Semiconductor
  Corporation* .............................           678,150         9,005,832
                                                                     -----------
                                                                      17,701,075
                                                                     -----------

Common Stocks--(cont.)                                  Shares          Value
                                                       -------         ------
SOFTWARE--8.6%
Electronic Arts Inc.* ......................            26,640       $ 1,734,797
Rational Software Corporation* .............         1,323,815         8,763,655
Synopsys, Inc.* ............................           333,550        12,624,868
Take-Two Interactive
  Software, Inc.* ..........................           269,600         6,950,288
VERITAS Software
  Corporation* .............................           442,460         6,747,515
                                                                     -----------
                                                                      36,821,123
                                                                     -----------
SPECIALTY RETAIL--8.9%
Blockbuster Inc. Cl. A .....................            94,450         2,263,967
Chico's FAS, Inc.* .........................           252,300         4,869,390
Limited Brands .............................           228,370         3,578,558
Michaels Stores, Inc.* .....................           183,175         8,235,548
PETsMART, Inc.* ............................           407,435         7,786,082
Ross Stores, Inc. ..........................           164,090         6,867,167
TJX Companies, Inc. (The) ..................           214,540         4,402,361
                                                                     -----------
                                                                      38,003,073
                                                                     -----------
TEXTILES, APPAREL
  & LUXURY GOODS--1.4%
Jones Apparel Group, Inc.* .................           171,795         5,950,979
                                                                     -----------

TRADING COMPANIES
  & DISTRIBUTORS--1.0%
W. W. Grainger, Inc. .......................            88,240         4,276,110
                                                                     -----------

Total Common Stocks
  (Cost $449,909,843) ......................                         449,437,143
                                                                     -----------


                                                    Principal
Short-Term Investments--11.6%                         Amount
                                                    ---------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
Federal Home Loan Banks,
  1.50%, 11/1/02
  (Cost $49,400,000) .......................       $49,400,000       49,400,000
                                                                    -----------


Total Investments
  (Cost $499,309,843)(a) ...................             116.9%     498,837,143
Liabilities in Excess
  of Other Assets ..........................             (16.9)     (72,285,484)
                                                   -----------      -----------
Net Assets .................................             100.0%     $426,551,659
                                                   ===========      ===========
*    Non-income producing security.
+    Securities partially or fully on loan.
(a) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $533,586,526, amounted to $34,749,383 which consisted of aggregate gross unrealized appreciation of $13,255,915 and aggregate gross unrealized depreciation of $48,005,298.

                       See Notes to Financial Statements.

THE ALGER FUND
Alger MidCap Growth Portfolio(i)
Financial Highlights
For a share outstanding throughout the year


Class A
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, beginning of year ............    $      6.92      $     10.17      $      8.20      $      7.07      $      7.49
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (ii) .............           (.07)            (.06)            (.04)            (.05)            (.03)

Net realized and unrealized gain (loss)
  on investments ..............................          (1.37)           (2.01)            3.51             2.16              .43
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............          (1.44)           (2.07)            3.47             2.11              .40

Distributions from net realized gains .........           --              (1.18)           (1.50)            (.98)            (.82)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $      5.48      $      6.92      $     10.17      $      8.20      $      7.07
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (iii) ............................          (20.8%)          (21.9%)           47.7%            33.3%             7.2%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:

 Net assets, end of year
    (000's omitted) ...........................    $   133,113      $   154,412      $   141,558      $    49,246      $    32,447
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           1.41%            1.31%            1.29%            1.31%            1.34%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................          (1.05%)           (.77%)           (.46%)           (.58%)           (.53%)
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         324.69%          115.45%           97.11%          203.86%          180.98%
                                                   ===========      ===========      ===========      ===========      ===========

(i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred April 20, 2000.
(ii)  Amount was computed based on average shares outstanding during the year.
(iii) Does not reflect the effect of any sales charges.



                       See Notes to Financial Statements.

THE ALGER FUND
Alger MidCap Growth Portfolio(i)
Financial Highlights
For a share outstanding throughout the year


Class B
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, beginning of year ............    $      6.58      $      9.79      $      8.00      $      6.96      $      7.44
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (ii) .............           (.11)            (.11)            (.12)            (.11)            (.10)

Net realized and unrealized gain (loss)
  on investments ..............................          (1.30)           (1.92)            3.41             2.13              .44
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............          (1.41)           (2.03)            3.29             2.02              .34

Distributions from net realized gains .........           --              (1.18)           (1.50)            (.98)            (.82)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $      5.17      $      6.58      $      9.79      $      8.00      $      6.96
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (iii) ............................          (21.4%)          (22.4%)           46.4%            32.3%             6.2%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ...........................    $   247,201      $   426,699      $   532,476      $   248,139      $   191,934
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           2.15%            2.06%            2.04%            2.07%            2.10%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................          (1.80%)          (1.49%)          (1.23%)          (1.39%)          (1.38%)
                                                   ===========      ===========      ===========      ===========      ===========

Portfolio Turnover Rate .......................         324.69%          115.45%           97.11%          203.86%          180.98%
                                                   ===========      ===========      ===========      ===========      ===========

(i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred April 20, 2000.
(ii)  Amount was computed based on average shares outstanding during the year.

(iii) Does not reflect the effect of any sales charges.



                       See Notes to Financial Statements.

THE ALGER FUND
Alger MidCap Growth Portfolio(i)
Financial Highlights
For a share outstanding throughout the year


Class C
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, beginning of year ............    $      6.56      $      9.77      $      7.99      $      6.95      $      7.44
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (ii) .............           (.11)            (.11)            (.11)            (.11)            (.09)

Net realized and unrealized gain (loss)
  on investments ..............................          (1.29)           (1.92)            3.39             2.13              .42
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............          (1.40)           (2.03)            3.28             2.02              .33

Distributions from net realized gains .........           --              (1.18)           (1.50)            (.98)            (.82)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $      5.16      $      6.56      $      9.77      $      7.99      $      6.95
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (iii) ............................          (21.3%)          (22.4%)           46.4%            32.4%             6.1%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ...........................    $    46,238      $    53,592      $    51,335      $    10,827      $     1,759
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           2.16%            2.06%            2.04%            2.08%            2.08%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................          (1.80%)          (1.51%)          (1.22%)          (1.40%)          (1.26%)
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         324.69%          115.45%           97.11%          203.86%          180.98%
                                                   ===========      ===========      ===========      ===========      ===========

(i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred April 20, 2000.
(ii)  Amount was computed based on average shares outstanding during the year.
(iii) Does not reflect the effect of any sales charges.


                       See Notes to Financial Statements.

ALGER CAPITAL APPRECIATION PORTFOLIO PORTFOLIO HIGHLIGHTS THROUGH
OCTOBER 31, 2002 (UNAUDITED)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 11/1/93 TO 10/31/02

     [The following data represent a line graph in the printed document.]

                    ALGER CAPITAL    RUSSELL 3000      S&P 500
                    APPRECIATION B   GROWTH INDEX       INDEX
                    --------------   ------------      -------
11/1/93                 10,000           10,000         10,000
10/31/94                11,110           10,484         10,387
10/31/95                18,620           13,456         13,133
10/31/96                22,246           16,301         16,297
10/31/97                26,918           21,132         21,530
10/31/98                29,572           25,441         26,267
10/31/99                48,198           34,066         33,009
10/31/00                53,789           37,405         35,021
10/31/01                33,808           22,689         26,298
10/31/02                25,442           18,209         22,328

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Class B shares, Russell 3000 Growth Index and the S&P 500 Index on November 1, 1993, the inception date of the Alger Capital Appreciation Portfolio, through October 31, 2002. Figures for the Alger Capital Appreciation Class B shares, Russell 3000 Growth Index (an unmanaged index of common stocks) and the S&P 500 Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for Alger Capital Appreciation Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. The Portfolio has changed its comparative index to the Russell 3000 Growth Index. Fund management believes this index more closely represents the stocks in which the Portfolio normally invests.

PERFORMANCE COMPARISON AS OF 10/31/02+

                                            AVERAGE ANNUAL TOTAL RETURNS
                                         1                5              SINCE
                                       YEAR             YEARS          INCEPTION
                                  ----------------------------------------------
CLASS A (INCEPTION 1/1/97)           (28.10%)          (1.47%)           2.05%
Russell 3000 Growth Index            (19.74%)          (2.93%)           1.01%
S&P 500 Index                        (15.10%)           0.73%            4.59%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 11/1/93)          (28.51%)          (1.41%)          10.93%
Russell 3000 Growth Index            (19.74%)          (2.93%)           6.88%
S&P 500 Index                        (15.10%)           0.73%            9.33%
-------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)           (26.15%)          (1.32%)          (2.42%)
Russell 3000 Growth Index            (19.74%)          (2.93%)          (3.54%)
S&P 500 Index                        (15.10%)           0.73%           (0.04%)

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

THE ALGER FUND
Alger Capital Appreciation Portfolio
Schedule of Investments
October 31, 2002


Common Stocks--92.2%                                    Shares          Value
                                                       -------         ------

AEROSPACE & DEFENSE--1.1%
Alliant Techsystems Inc.* ..................            93,875       $ 5,646,581
                                                                     -----------

BANKS--3.0%
Fifth Third Bancorp ........................           135,095         8,578,533
GreenPoint Financial Corp. .................           149,300         6,505,001
                                                                     -----------
                                                                      15,083,534
                                                                     -----------
BEVERAGES--.9%
Constellation Brands, Inc. .................
  Cl. A* ...................................           167,340         4,238,722
                                                                     -----------

BIOTECHNOLOGY--6.5%
Gilead Sciences, Inc. * ....................           432,700        15,031,998
IDEC Pharmaceuticals
  Corporation*+ ............................           367,990        16,934,900
                                                                     -----------
                                                                      31,966,898
                                                                     -----------
COMMERCIAL SERVICES
  & SUPPLIES--6.2%
Apollo Group, Inc. Cl. A* ..................           110,350         4,579,525
BISYS Group, Inc. (The)* ...................           101,210         1,811,659
Career Education Corporation* ..............           240,200         9,634,422
Concord EFS, Inc.* .........................           590,305         8,429,555
First Data Corporation .....................           183,855         6,423,894
                                                                     -----------
                                                                      30,879,055
                                                                     -----------
DIVERSIFIED
  FINANCIALS--3.6%
Citigroup Inc. .............................           147,900         5,464,905
SLM Corporation ............................           118,630        12,188,046
                                                                     -----------
                                                                      17,652,951
                                                                     -----------
ENERGY EQUIPMENT
  & SERVICES--.6%
BJ Services Company* .......................            10,300           312,399
Cooper Cameron Corporation* ................            43,200         2,013,984
Nabors Industries Ltd.* ....................            23,660           827,390
                                                                     -----------
                                                                       3,153,773
                                                                     -----------
FOOD & DRUG
  RETAILING--.9%
Walgreen Co. ...............................           133,900         4,519,125
                                                                     -----------

HEALTH CARE EQUIPMENT
  & SUPPLIES--6.9%
Alcon, Inc.* ...............................           157,495         6,460,445
Boston Scientific Corporation* .............           291,985        10,987,396
St. Jude Medical, Inc.* ....................           190,330         6,777,651
Varian Medical Systems, Inc.* ..............            55,300         2,666,566
Zimmer Holdings, Inc.* .....................           175,990         7,254,308
                                                                     -----------
                                                                      34,146,366
                                                                     -----------

Common Stocks--(cont.)                                  Shares           Value
                                                       -------          ------

HEALTH CARE PROVIDERS
  & SERVICES--11.0%
AmerisourceBergen Corporation ..............           198,010      $ 14,088,412
Anthem, Inc.* ..............................           220,170        13,870,710
HCA Inc. ...................................           231,600        10,072,284
Tenet Healthcare Corporation* ..............           234,160         6,732,100
WellPoint Health Networks Inc.* ............           131,540         9,893,123
                                                                     -----------
                                                                      54,656,629
                                                                     -----------
HOTELS, RESTAURANTS
  & LEISURE--5.0%
Brinker International, Inc.* ...............           301,150         8,549,649
International Game Technology* .............            36,600         2,752,686
Mandalay Resort Group * ....................           120,100         3,397,629
MGM MIRAGE* ................................           172,400         5,361,640
Wendy's International, Inc. ................           149,995         4,751,841
                                                                     -----------
                                                                      24,813,445
                                                                     -----------
HOUSEHOLD DURABLES--1.1%
D.R. Horton, Inc.+ .........................           278,160         5,360,143
                                                                     -----------

INFORMATION TECHNOLOGY
  CONSULTING &
  SERVICES--3.1%
Affiliated Computer Services, Inc.,
  Cl. A* ...................................           329,740        15,184,527
                                                                     -----------

INSURANCE--2.3%
AFLAC Incorporated .........................           168,545         5,130,510
Willis Group Holdings Limited * ............           205,630         6,292,278
                                                                     -----------
                                                                      11,422,788
                                                                     -----------
INTERNET & CATALOG
  RETAIL--2.1%
eBay Inc.*+ ................................           163,505        10,340,056
                                                                     -----------

INTERNET SOFTWARE
  & SERVICES--.7%
Hotels.com Cl. A*+ .........................            56,900         3,547,715
                                                                     -----------

LEISURE EQUIPMENT
  & PRODUCTS--.9%
Mattel, Inc. ...............................           244,200         4,483,512
                                                                     -----------

MEDIA--3.5%
Gannett Co., Inc. ..........................            49,950         3,792,704
New York Times Company,
  Cl. A (The) ..............................            71,730         3,472,449
Tribune Company ............................           120,000         5,766,000
Viacom Inc. Cl. B* .........................            91,135         4,065,532
                                                                     -----------
                                                                      17,096,685
                                                                     -----------
MULTILINE RETAIL--3.5%
Dollar Tree Stores, Inc.*+ .................           366,500         9,635,285
Wal-Mart Stores, Inc.# .....................           140,300         7,513,065
                                                                     -----------
                                                                      17,148,350
                                                                     -----------

THE ALGER FUND
Alger Capital Appreciation Portfolio
Schedule of Investments (Continued)
October 31, 2002


Common Stocks--(cont.)                                  Shares           Value
                                                       -------          ------

PHARMACEUTICALS--10.0%
Allergan, Inc. .............................            49,530       $ 2,696,909
Forest Laboratories, Inc. * ................            97,420         9,546,186
Johnson & Johnson ..........................           180,905        10,628,169
Pfizer Inc. ................................           472,857        15,022,666
Teva Pharmaceutical
  Industries Ltd. ADR+ .....................            77,600         6,008,567
Wyeth ......................................           163,345         5,472,058
                                                                     -----------
                                                                      49,374,555
                                                                     -----------
SEMICONDUCTOR
  EQUIPMENT &
  PRODUCTS--2.5%
Intersil Corporation Cl. A* ................           172,950         2,938,421
Marvell Technology Group Ltd.*+# ...........           232,000         3,760,720
Maxim Integrated Products, Inc. * ..........           174,195         5,546,369
                                                                     -----------
                                                                      12,245,510
                                                                     -----------
SOFTWARE--6.9%
Intuit Inc.* ...............................           187,400         9,729,808
Microsoft Corporation*# ....................           299,900        16,035,653
Take-Two Interactive
  Software, Inc.*+ .........................           319,900         8,247,022
                                                                     -----------
                                                                      34,012,483
                                                                     -----------
SPECIALTY RETAIL--8.1%
Abercrombie & Fitch Co. Cl. A * ............           471,900         8,409,258
Bed Bath & Beyond Inc. * ...................           172,000         6,099,120
Limited Brands .............................           520,300         8,153,101
Lowe's Companies, Inc. .....................           126,310         5,270,916
Michaels Stores, Inc.*+ ....................           117,700         5,291,792
PETsMART, Inc.* ............................           208,000         3,974,880
Pier 1 Imports, Inc. .......................           161,000         3,034,850
                                                                     -----------
                                                                      40,233,917
                                                                     -----------
TEXTILES, APPAREL
  & LUXURY GOODS--1.8%
Jones Apparel Group, Inc.* .................            82,000         2,840,480
NIKE, Inc. Cl. B ...........................           125,000         5,898,750
                                                                     -----------
                                                                       8,739,230
                                                                     -----------
Total Common Stocks
  (Cost $471,352,270) ......................                         455,946,550
                                                                     -----------

                                                    Principal
Short-Term Investments--19.2%                         Amount          Value
                                                     --------         ------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--12.0%
Federal Home Loan Banks,
  1.50%, 11/1/02
  (Cost $59,450,000) .......................       $59,450,000     $ 59,450,000
                                                                   ------------


OTHER SHORT-TERM
  INVESTMENTS--7.2%                                   Shares
                                                      -------
Securities Lending Quality Trust
  (Cost $35,506,319)(b) ....................        35,506,319       35,506,319
                                                                   ------------
Total Short-Term Investments
  (Cost $94,956,319) .......................                         94,956,319
                                                                   ------------

Total Investments--111.4%
  (Cost $566,308,589) ......................                        550,902,869
                                                                   ------------

Call Options Written--(.1%)                          Contracts
                                                     ---------
Marvell Technology Group Ltd. ..............
  Expiring 11/02 at $15.00* ................               500         (110,000)
Microsoft Corporation
  Expiring 11/02 at $50.00* ................               600         (258,000)
Wal-Mart Stores, Inc. ......................
  Expiring 12/02 at $60.00* ................               400          (18,000)
                                                                   ------------

Total Call Options Written
  (Premiums received
  $331,990) (Note 4(b)) ....................                           (386,000)
                                                                   ------------

Total Investments, Net of
  Call Options Written
  (Cost $565,976,599)(a) ...................             111.3%     550,516,869
Liabilities in Excess of Other Assets ......             (11.3)     (56,026,842)
                                                         -----     ------------
Net Assets .................................             100.0%    $494,490,027
                                                         =====     ============

*    Non-income producing security.
+    Securities partially or fully on loan.
#    Portion of the security is pledged as collateral for call options written.
(a) At October 31, 2002, the net unrealized depreciation on investments and written options, based on cost for federal income tax purposes of $572,685,055, amounted to $22,168,186 which consisted of aggregate gross unrealized appreciation of $26,591,101 and aggregate gross unrealized depreciation of $48,759,287.
(b)  Represents investment of cash collateral received for securities on loan.



                       See Notes to Financial Statements.

THE ALGER FUND
Alger Capital Appreciation Portfolio(i)
Financial Highlights
For a share outstanding throughout the year


Class A
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------
Net asset value, beginning of year ............    $      8.21      $     13.54      $     13.57      $      9.03      $      8.72
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (ii) .............           (.08)            (.05)            (.11)            (.12)            (.05)

Net realized and unrealized gain (loss)
  on investments and written options ..........          (1.90)           (4.80)            2.01             5.50              .90
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............          (1.98)           (4.85)            1.90             5.38              .85

Distributions from net realized gains .........           --               (.48)           (1.93)            (.84)            (.54)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $      6.23      $      8.21      $     13.54      $     13.57      $      9.03
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (iii) ............................          (24.1%)          (36.8%)           12.6%            63.9%            10.7%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ...........................    $    97,962      $   179,365      $   366,296      $   147,929      $    54,415
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           1.53%            1.40%            1.36%            1.44%            1.49%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................          (1.06%)           (.46%)           (.66%)           (.98%)           (.67%)
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         174.83%          102.58%          132.37%          186.93%          184.07%
                                                   ===========      ===========      ===========      ===========      ===========

(i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred January 8, 1999.

(ii)  Amount was computed based on average shares outstanding during the year.

(iii) Does not reflect the effect of any sales charges.



                       See Notes to Financial Statements.

THE ALGER FUND
Alger Capital Appreciation Portfolio(i)
Financial Highlights
For a share outstanding throughout the year

Class B
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------
Net asset value, beginning of year ............    $      7.88      $     13.09      $     13.28      $      8.90      $      8.67
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (ii) .............           (.14)            (.12)            (.22)            (.21)            (.13)

Net realized and unrealized gain (loss)
  on investments and written options ..........          (1.81)           (4.61)            1.96             5.43              .90
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............          (1.95)           (4.73)            1.74             5.22              .77

Distributions from net realized gains .........           --               (.48)           (1.93)            (.84)            (.54)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $      5.93      $      7.88      $     13.09      $     13.28      $      8.90
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (iii) ............................          (24.8%)          (37.2%)           11.6%            63.0%             9.9%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ...........................    $   342,592      $   572,068      $ 1,056,831      $   594,971      $   242,941
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           2.28%            2.15%            2.11%            2.21%            2.26%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................          (1.82%)          (1.20%)          (1.41%)          (1.77%)          (1.48%)
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         174.83%          102.58%          132.37%          186.93%          184.07%
                                                   ===========      ===========      ===========      ===========      ===========

(i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred January 8, 1999.
(ii)  Amount was computed based on average shares outstanding during the year.
(iii) Does not reflect the effect of any sales charges.


                       See Notes to Financial Statements.

THE ALGER FUND
Alger Capital Appreciation Portfolio(i)
Financial Highlights
For a share outstanding throughout the year


Class C
-------

                                                                                Year Ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       2002             2001             2000            1999             1998
                                                   -----------      -----------      -----------      -----------      -----------
Net asset value, beginning of year ............    $      7.87      $     13.09      $     13.27      $      8.90      $      8.67
                                                   -----------      -----------      -----------      -----------      -----------

Net investment income (loss) (ii) .............           (.14)            (.12)            (.22)            (.22)            (.12)

Net realized and unrealized gain (loss)
  on investments and written options ..........          (1.80)           (4.62)            1.97             5.43              .89
                                                   -----------      -----------      -----------      -----------      -----------

Total from investment operations ..............          (1.94)           (4.74)            1.75             5.21              .77

Distributions from net realized gains .........           --               (.48)           (1.93)            (.84)            (.54)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ..................    $      5.93      $      7.87      $     13.09      $     13.27      $      8.90
                                                   ===========      ===========      ===========      ===========      ===========

Total Return (iii) ............................          (24.7%)          (37.2%)           11.7%            62.9%             9.9%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ...........................    $    53,936      $    96,451      $   180,663      $    43,789      $     2,967
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of expenses to average
    net assets ................................           2.28%            2.15%            2.12%            2.21%            2.25%
                                                   ===========      ===========      ===========      ===========      ===========

  Ratio of net investment income (loss)
    to average net assets .....................          (1.82%)          (1.20%)          (1.42%)          (1.80%)          (1.46%)
                                                   ===========      ===========      ===========      ===========      ===========

  Portfolio Turnover Rate .....................         174.83%          102.58%          132.37%          186.93%          184.07%
                                                   ===========      ===========      ===========      ===========      ===========

(i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred January 8, 1999.
(ii)  Amount was computed based on average shares outstanding during the year.
(iii) Does not reflect the effect of any sales charges.




                       See Notes to Financial Statements.

ALGER HEALTH SCIENCES PORTFOLIO PORTFOLIO HIGHLIGHTS THROUGH
OCTOBER 31, 2002 (UNAUDITED)


HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 5/01/02 TO 10/31/02

     [The following data represent a line graph in the printed document.]

                                ALGER HEALTH     RUSSELL 3000
                                 SCIENCES B      GROWTH INDEX
                                ------------     ------------
               5/01/02             $10,000         $10,000
               10/31/02              8,797           8,196


The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Health Sciences Class B shares and the S&P Russell 3000 Growth Index on May 1, 2002, the inception date of the Alger Health Sciences Portfolio, through October 31, 2002. Figures for both the Alger Health Sciences Class B shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger Health Sciences Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/02+
                                                              CUMULATIVE RETURNS
                                                                SINCE INCEPTION
                                                                    5/1/02
                                                             -------------------
CLASS A                                                            (11.98%)
Russell 3000 Growth Index                                          (18.04%)
--------------------------------------------------------------------------------
CLASS B                                                            (12.03%)
Russell 3000 Growth Index                                          (18.04%)
--------------------------------------------------------------------------------
CLASS C                                                             (9.24%)
Russell 3000 Growth Index                                          (18.04%)

THE PORTFOLIO'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

THE ALGER FUND
Alger Health Sciences Portfolio
Schedule of Investments
October 31, 2002

Common Stocks--98.8%                                    Shares            Value
                                                       -------           ------
BIOTECHNOLOGY--19.4%
Affymetrix Inc.* ...........................               550       $    14,355
Amgen Inc.* ................................             1,254            58,386
Biogen, Inc. * .............................               500            18,345
Cubist Pharmaceuticals, Inc.* ..............             2,000            12,920
Exelixis, Inc.* ............................               800             3,952
Gilead Sciences, Inc. * ....................             1,280            44,467
IDEC Pharmaceuticals Corporation* ..........               800            36,815
Neurocrine Biosciences, Inc.* ..............               400            17,960
Transkaryotic Therapies, Inc.* .............               500             5,820
Trimeris, Inc. * ...........................               905            47,875
                                                                     -----------
                                                                         260,895
                                                                     -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES--13.5%
Alcon, Inc.* ...............................               615            25,227
Boston Scientific Corporation* .............             1,250            47,038
Centerpulse ADR* ...........................             1,000            15,900
CTI Molecular Imaging, Inc.* ...............               400             9,032
STERIS Corporation* ........................               550            14,592
Stryker Corporation ........................               550            34,705
Wright Medical Group, Inc.* ................               500             8,606
Zimmer Holdings, Inc.* .....................               650            26,792
                                                                     -----------
                                                                         181,892
                                                                     -----------
HEALTH CARE PROVIDERS &
  SERVICES--23.9%
AmerisourceBergen Corporation ..............               462            32,871
Anthem, Inc.* ..............................               318            20,034
Cross Country, Inc.* .......................               700             8,638
eResearch Technology, Inc.* ................               800            11,608
HCA Inc. ...................................             1,179            51,275
Health Management
  Associates, Inc. Cl. A* ..................               700            13,384
LifePoint Hospitals, Inc.* .................               200             6,270
MID Atlantic Medical Services, Inc.* .......               550            20,020
Province Healthcare Company* ...............               800            10,440
Stewart Enterprises, Inc. Cl. A* ...........             1,000             5,470
Tenet Healthcare Corporation* ..............               940            27,025
Triad Hospitals, Inc.* .....................             1,353            49,385
Unilab Corporation* ........................               350             7,472
UnitedHealth Group Incorporated ............               450            40,928
Universal Health Services, Inc., Cl. B* ....               350            16,968
                                                                     -----------
                                                                         321,788
                                                                     -----------


Common Stocks--(cont.)                                  Shares            Value
                                                       -------           ------

MEDICAL TECHNOLOGY--.7%
GenVec, Inc.* ..............................             3,750       $     9,750
                                                                     -----------
PHARMACEUTICALS--39.6%
Abbott Laboratories ........................             1,300            54,431
Allergan, Inc. .............................               275            14,974
Alpharma Inc., Cl. A .......................             1,400            13,272
Bristol-Myers Squibb Company ...............             2,250            55,373
Forest Laboratories, Inc. * ................               624            61,146
Johnson & Johnson ..........................               750            44,062
Novartis AG ADR ............................               550            20,867
NPS Pharmaceuticals, Inc.* .................             1,100            28,577
Pfizer Inc. ................................               500            15,885
Pharmaceutical Resources, Inc.* ............               700            16,499
Pharmacia Corporation ......................             1,650            70,950
Schering-Plough Corporation ................             1,400            29,890
Scios Inc.* ................................               650            18,759
Teva Pharmaceutical
  Industries Ltd.  ADR .....................               200            15,486
Wyeth ......................................             2,171            72,729
                                                                     -----------
                                                                         532,900
                                                                     -----------
REAL ESTATE--1.7%
Health Care Property Investors, Inc. .......               300            12,960
Ventas, Inc. ...............................               900            10,260
                                                                     -----------
                                                                          23,220
                                                                     -----------
Total Investments
  (Cost $1,334,958)(a) .....................              98.8%        1,330,445
Other Assets in Excess of Liabilities ......               1.2            15,713
                                                         -----       -----------
Net Assets .................................             100.0%      $ 1,346,158
                                                         =====       ===========

*    Non-income producing security.
(a) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $1,344,461, amounted to $14,016 which consisted of aggregate gross unrealized appreciation of $69,664 and aggregate gross unrealized depreciation of $83,680.



                       See Notes to Financial Statements.

THE ALGER FUND
Alger Health Sciences Portfolio
Financial Highlights
For a share outstanding throughout the period


                                                         From May 1, 2002
                                                  (commencement of operations)
                                                      to October 31, 2002
                                               ---------------------------------
                                               Class A     Class B     Class C
                                               -------     -------     -------
Net asset value, beginning of period .......   $ 10.00     $ 10.00     $ 10.00
                                               -------     -------     -------

Net investment income (loss) (i) ...........      (.06)       (.10)       (.10)

Net realized and unrealized loss
  on investments ...........................      (.65)       (.64)       (.64)
                                               -------     -------     -------

Total from investment operations ...........      (.71)       (.74)       (.74)
                                               -------     -------     -------

Net asset value, end of period .............   $  9.29     $  9.26     $  9.26
                                               =======     =======     =======

Total Return (not annualized) (ii) .........      (7.1%)      (7.4%)      (7.4%)
                                               =======     =======     =======

Ratios and Supplemental Data:
  Net assets, end of period
    (000's omitted) ........................   $   712     $   325     $   309
                                               =======     =======     =======

  Ratio of expenses to average
    net assets (annualized) ................      2.15%       2.91%       2.90%
                                               =======     =======     =======

  Ratio of net investment income (loss)
    to average net assets (annualized) .....     (1.43%)     (2.18%)     (2.17%)
                                               =======     =======     =======

  Portfolio Turnover Rate ..................    135.82%     135.82%     135.82%
                                               =======     =======     =======

(i)  Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of any sales charges.


                       See Notes to Financial Statements.

                      [This page intentionally left blank]

ALGER SMALLCAP AND MIDCAP PORTFOLIO PORTFOLIO HIGHLIGHTS
THROUGH OCTOBER 31, 2002 (UNAUDITED)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 5/8/02 TO 10/31/02

     [The following data represent a line graph in the printed document.]

                                ALGER SMALLCAP     RUSSELL 2500
                                 AND MIDCAP B      GROWTH INDEX
                                --------------     ------------
               5/13/02             $10,000            $10,000
               10/31/02              7,248              7,469

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SmallCap and MidCap Class B shares and the Russell 2500 Growth Index on May 8, 2002, the inception date of the Alger SmallCap and MidCap Portfolio, through October 31, 2002. Figures for both the Alger SmallCap and MidCap Class B shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger SmallCap and MidCap Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/02+
                                                              CUMULATIVE RETURNS
                                                                SINCE INCEPTION
                                                                    5/8/02
                                                             -------------------
CLASS A                                                            (27.52%)
Russell 2500 Growth Index                                          (25.31%)
--------------------------------------------------------------------------------
CLASS B                                                            (27.52%)
Russell 2500 Growth Index                                          (25.31%)
--------------------------------------------------------------------------------
CLASS C                                                            (25.22%)
Russell 2500 Growth Index                                          (25.31%)

THE PORTFOLIO'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

THE ALGER FUND
Alger SmallCap and MidCap Portfolio
Schedule of Investments
October 31, 2002

Common Stocks--9.1%                                     Shares          Value
                                                       -------       -----------

AEROSPACE & DEFENSE--.3%
Alliant Techsystems Inc.* ..................               150       $     9,023
L-3 Communications Holdings, Inc.* .........               300            14,100
                                                                     -----------
                                                                          23,123
                                                                     -----------
AIR FREIGHT &
  LOGISTICS--.3%
J.B. Hunt Transport Services, Inc.* ........               400            11,076
Pacer International, Inc.* .................               550             6,490
                                                                     -----------
                                                                          17,566
                                                                     -----------
BANKS--.5%
City National Corporation ..................               350            15,837
Compass Bancshares, Inc. ...................               550            17,765
GreenPoint Financial Corp. .................               200             8,714
                                                                     -----------
                                                                          42,316
                                                                     -----------
BEVERAGES--.1%
Constellation Brands, Inc. Cl. A* ..........               450            11,399
                                                                     -----------

BIOTECHNOLOGY--.5%
Celgene Corporation* .......................               450             9,968
Charles River Laboratories
  International, Inc.* .....................               300            11,025
Transkaryotic Therapies, Inc.* .............               650             7,566
Trimeris, Inc. * ...........................               200            10,580
                                                                     -----------
                                                                          39,139
                                                                     -----------
COMMERCIAL SERVICES &
  SUPPLIES--.4%
BISYS Group, Inc. (The)* ...................               600            10,740
ChoicePoint Inc.* ..........................               266            10,071
Corinthian Colleges, Inc.* .................               400            15,160
                                                                     -----------
                                                                          35,971
                                                                     -----------
CONTAINERS &
  PACKAGING--.1%
Pactiv Corporation* ........................               600            11,904
                                                                     -----------

DIVERSIFIED
  FINANCIALS--.3%
Affiliated Managers Group, Inc.* ...........               325            16,874
Federal Agricultural Mortgage
  Corporation Cl. C(Farmer Mac)* ...........               250             7,818
                                                                     -----------
                                                                          24,692
                                                                     -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--.1%
Technitrol, Inc. ...........................               400             5,852
                                                                     -----------

ENERGY EQUIPMENT &
  SERVICES--.3%
Cooper Cameron Corporation* ................               450            20,979
                                                                     -----------

Common Stocks--(cont.)                                  Shares          Value
                                                       -------          ------
FOOD PRODUCTS--.1%
American Italian Pasta
  Company Cl. A* ...........................               200       $     6,890
                                                                     -----------

HEALTH CARE EQUIPMENT &
  SUPPLIES--.5%
Respironics, Inc.* .........................               600            19,164
STERIS Corporation* ........................               550            14,592
Wright Medical Group, Inc.* ................               600            10,326
                                                                     -----------
                                                                          44,082
                                                                     -----------
HEALTH CARE PROVIDERS &
  SERVICES--.9%
Accredo Health, Incorporated* ..............               200             9,256
AMN Healthcare Services, Inc.* .............               600             8,676
LifePoint Hospitals, Inc.* .................               500            15,675
MID Atlantic Medical Services, Inc.* .......               300            10,920
Triad Hospitals, Inc.* .....................               500            18,250
Unilab Corporation* ........................               600            12,810
                                                                     -----------
                                                                          75,587
                                                                     -----------
HOTELS, RESTAURANTS &
  LEISURE--.3%
Brinker International, Inc.* ...............               300             8,517
California Pizza Kitchen, Inc.* ............               350             9,282
MGM MIRAGE* ................................               300             9,330
                                                                     -----------
                                                                          27,129
                                                                     -----------
HOUSEHOLD DURABLES--.2%
D.R. Horton, Inc. ..........................               800            15,416
                                                                     -----------

INFORMATION TECHNOLOGY
  CONSULTING &
  SERVICES--.3%
CACI International Inc. Cl. A* .............               450            18,410
Manhattan Associates, Inc.* ................               400             8,992
                                                                     -----------
                                                                          27,402
                                                                     -----------
INSURANCE--.4%
Arch Capital Group Ltd.* ...................               350             9,804
W. R. Berkley Corporation ..................               525            19,503
                                                                     -----------
                                                                          29,307
                                                                     -----------
MACHINERY--.3%
Actuant Corporation Cl. A* .................               250             9,950
Pentair, Inc. ..............................               400            13,215
                                                                     -----------
                                                                          23,165
                                                                     -----------
MEDIA--.4%
Entercom Communications Corp.* .............               350            17,227
McClatchy Company, Cl. A (The) .............               150             9,320
Radio One, Inc. Cl. D* .....................               450             7,506
                                                                     -----------
                                                                          34,053
                                                                     -----------

THE ALGER FUND
Alger SmallCap and MidCap Portfolio
Schedule of Investments (Continued)
October 31, 2002

Common Stocks--(cont.)                                  Shares            Value
                                                       -------           ------
OIL & GAS--.3%
EOG Resources, Inc. ........................               500       $    18,515
Noble Energy, Inc. .........................               250             9,098
                                                                     -----------
                                                                          27,613
                                                                     -----------
PHARMACEUTICALS--.1%
NPS Pharmaceuticals, Inc.* .................               300             7,793
                                                                     -----------

REAL ESTATE--.1%
iStar Financial Inc. .......................               300             8,520
                                                                     -----------

SEMICONDUCTOR
  EQUIPMENT &
  PRODUCTS--.8%
ASM International NV* ......................               800            10,160
Cymer, Inc.* ...............................               400            10,048
Fairchild Semiconductor
  Corporation Cl. A* .......................               900            10,710
International Rectifier Corporation* .......               700            12,089
Marvell Technology Group Ltd.* .............               750            12,158
Microchip Technology Incorporated* .........               500            12,200
                                                                     -----------
                                                                          67,365
                                                                     -----------
SOFTWARE--.6%
Documentum, Inc.* ..........................               800            11,687
Fair, Isaac and Company,
  Incorporated .............................               375            14,426
Rational Software Corporation* .............             1,700            11,254
Synopsys, Inc.* ............................               400            15,140
                                                                     -----------
                                                                          52,507
                                                                     -----------



Common Stocks--(cont.)                                  Shares            Value
                                                       -------           ------
SPECIALTY RETAIL--.6%
Advance Auto Parts, Inc.* ..................               200       $    10,710
AnnTaylor Stores Corporation* ..............               700            16,401
Chico's FAS, Inc.* .........................               650            12,545
PETsMART, Inc.* ............................               400             7,644
                                                                     -----------
                                                                          47,300
                                                                     -----------
TEXTILES, APPAREL &
  LUXURY GOODS--.1%
Coach, Inc.* ...............................               400            11,900
                                                                     -----------

TRADING COMPANIES &
  DISTRIBUTORS--.2%
Fastenal Company ...........................               450            15,278
                                                                     -----------

Total Investments
  (Cost $897,452)(a) .......................               9.1%          754,248
Other Assets in Excess of Liabilities ......              90.9         7,544,251
                                                         -----       -----------
Net Assets .................................             100.0%      $ 8,298,499
                                                         =====       ===========

*    Non-income producing security.
(a) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $899,428, amounted to $145,180 which consisted of aggregate gross unrealized appreciation of $19,075 and aggregate gross unrealized depreciation of $164,255.



                       See Notes to Financial Statements.

THE ALGER FUND
Alger SmallCap and MidCap Portfolio
Financial Highlights
For a share outstanding throughout the period

                                                   From May 8, 2002
                                              (commencement of operations)
                                                 to October 31, 2002
                                           -----------------------------------
                                            Class A       Class B     Class C
                                           ---------     ---------   ---------
Net asset value, beginning of period ..... $   10.00     $   10.00   $   10.00
                                           ---------     ---------   ---------

Net investment income (loss) (i) .........      (.01)         (.09)       (.09)

Net realized and unrealized loss
  on investments .........................     (2.34)        (2.28)      (2.28)
                                           ---------     ---------   ---------

Total from investment operations .........     (2.35)        (2.37)      (2.37)
                                           ---------     ---------   ---------

Net asset value, end of period ........... $    7.65     $    7.63   $    7.63
                                           =========     =========   =========

Total Return (not annualized) (ii) .......     (23.5%)       (23.7%)     (23.7%)
                                           =========     =========   =========

Ratios and Supplemental Data:
  Net assets, end of period
    (000's omitted) ...................... $   7,775     $     269   $     254
                                           =========     =========   =========

  Ratio of expenses to average
    net assets (annualized) ..............      1.89%         2.64%       2.64%
                                           =========     =========   =========

  Ratio of net investment income (loss)
    to average net assets (annualized) ...     (1.57%)       (2.32%)     (2.32%)
                                           =========     =========   =========

  Portfolio Turnover Rate ................     34.09%        34.09%      34.09%
                                           =========     =========   =========

(i)  Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of any sales charges.



                       See Notes to Financial Statements.

The Alger Fund
Alger Money Market Portfolio
Schedule of Investments
October 31, 2002

                                     Principal
                                      Amount           Value
                                    -----------    ------------
U.S. Government &
Agency Obligations--70.4%

Federal Farm Credit Banks,
  1.60%, 12/6/02 .................. $10,000,000    $ 9,984,444
Federal Home Loan Banks,
  1.50%, 11/1/02 ..................  71,253,000     71,253,000
  1.72%, 11/4/02 ..................  10,000,000      9,998,567
  1.68%, 11/15/02 .................  10,000,000      9,993,467
  1.64%, 12/23/02 .................  10,000,000      9,976,311
  1.66%, 12/30/02 .................  10,000,000      9,972,794
  1.61%, 1/6/03 ...................  10,000,000      9,970,483
  1.69%, 1/22/03 ..................  10,000,000      9,961,506
Federal Home Loan Mortgage Assoc.,
  1.63%, 11/21/02 .................  10,000,000      9,990,944
  1.53%, 1/30/03 ..................  10,000,000      9,961,750
  1.66%, 2/28/03 ..................  10,000,000      9,945,128
Federal National Mortgage Assoc.,
  1.70%, 11/12/02 .................  10,000,000      9,994,806
  1.625%, 12/16/02 ................  10,000,000      9,979,625
  1.64%, 1/13/03 ..................  10,000,000      9,966,744
  1.58%, 2/14/03 ..................  10,000,000      9,953,917
  1.56%, 3/10/03 ..................  10,000,000      9,944,100
  1.57%, 4/9/03 ...................  10,000,000      9,930,658
Student Loan Marketing Assoc.,
  1.55%, 11/1/02 ..................   1,547,000      1,547,000
                                                    ----------

Total Investments
  (Cost $232,325,244)(a) ................  70.4%   232,325,244
Other Assets in Excess of Liabilities ...  29.6     97,887,483
                                           ----    -----------
Net Assets .............................. 100.0%  $330,212,727
                                          =====   ============

(a) At October 31, 2002, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


                       See Notes to Financial Statements.

THE ALGER FUND
Alger Money Market Portfolio
Financial Highlights
For a share outstanding throughout the year


                                                                                  Year Ended October 31,
                                                    -------------------------------------------------------------------------------
                                                         2002             2001             2000             1999             1998
                                                    -----------      -----------      -----------      -----------      -----------
Net asset value, beginning of year ............     $    1.0000      $    1.0000      $    1.0000      $    1.0000      $    1.0000
                                                    -----------      -----------      -----------      -----------      -----------
Net investment income .........................           .0097            .0387            .0527            .0423            .0476
Dividends from net investment income ..........          (.0097)          (.0387)          (.0527)          (.0423)          (.0476)
                                                    -----------      -----------      -----------      -----------      -----------
Net asset value, end of year ..................     $    1.0000      $    1.0000      $    1.0000      $    1.0000      $    1.0000
                                                    ===========      ===========      ===========      ===========      ===========
Total Return ..................................             1.0%             3.9%             5.4%             4.3%             4.9%
                                                    ===========      ===========      ===========      ===========      ===========
Ratios and Supplemental Data:
  Net assets, end of year
  (000's omitted) .............................     $   330,213      $   402,515      $   233,526      $   241,310      $   172,862
                                                    ===========      ===========      ===========      ===========      ===========
Ratio of expenses to average net assets .......             .79%             .71%             .78%             .72%             .76%
                                                    ===========      ===========      ===========      ===========      ===========
Ratio of net investment income
  to average net assets .......................             .99%            3.88%            5.14%            4.37%            4.84%
                                                    ===========      ===========      ===========      ===========      ===========


                       See Notes to Financial Statements.

                      [This page intentionally left blank]

THE ALGER FUND
Statements of Assets and Liabilities
(in thousands, except per share amounts)
October 31, 2002

                                                                                  Small
                                                                 LargeCap       Capital-
                                                                  Growth         ization      Balanced
ASSETS:                                                          Portfolio      Portfolio     Portfolio
                                                                 --------       --------      ---------
Investments in securities, at value (identified cost*)--
  see accompanying schedules of investments ..................   $558,784       $136,350      $271,046
Cash .........................................................         54             58            41
Receivable for investment securities sold ....................     24,871            566         7,107
Receivable for shares of beneficial interest sold ............      1,240            114         1,298
Dividends and interest receivable ............................        378             12         1,457
Prepaid expenses .............................................        112             50            53
                                                                 --------       --------      --------
  Total Assets ...............................................    585,439        137,150       281,002
                                                                 --------       --------      --------

LIABILITIES:
Call options written, at value (premiums received**)--
  see accompanying schedule of investments ...................         --             --            --
Payable for securities loaned ................................     17,269             --         8,633
Bank loan payable ............................................        750             --            --
Payable for investment  securities purchased .................     13,447          1,210         8,188
Payable for shares of beneficial interest redeemed ...........     63,628          4,447         2,861
Interest payable .............................................          4             --            --
Accrued investment management fees ...........................        347             93           165
Accrued transfer agent fees ..................................        457            151           172
Accrued distribution fees ....................................        227             52           116
Accrued shareholder servicing fees ...........................        115             28            55
Dividends payable--Note 2(e) .................................         --             --            --
Accrued expenses .............................................        109             59            59
                                                                 --------       --------      --------
  Total Liabilities ..........................................     96,353          6,040        20,249
                                                                 --------       --------      --------
NET ASSETS ...................................................   $489,086       $131,110      $260,753
                                                                 ========       ========      ========

Net Assets Consist of:
  Paid-in capital ............................................   $892,904       $327,128      $341,620
  Undistributed net investment income (accumulated loss)               --             --         2,859
  Undistributed net realized gain (accumulated loss) .........   (379,364)      (193,191)      (83,765)
  Net unrealized appreciation (depreciation) of investments
    and written options ......................................    (24,454)        (2,827)           39
                                                                 --------       --------      --------

NET ASSETS ...................................................   $489,086       $131,110      $260,753
                                                                 ========       ========      ========
Class A
   Net Asset Value Per Share .................................   $   7.16       $   2.85      $  16.02
                                                                 ========       ========      ========
   Offering Price Per Share ..................................   $   7.56       $   3.01      $  16.91
                                                                 ========       ========      ========
Class B
   Net Asset Value and Offering Price Per Share ..............   $   6.76       $   2.68      $  15.62
                                                                 ========       ========      ========
Class C
  Net Asset Value Per Share ..................................   $   6.76       $   2.68      $  15.68
                                                                 ========       ========      ========
  Offering Price Per Share ...................................   $   6.83       $   2.71      $  15.84
                                                                 ========       ========      ========
Shares of beneficial interest outstanding--Note 6
  Class A ....................................................     18,229         16,197         4,880
                                                                 ========       ========      ========
  Class B ....................................................     47,881         30,490         8,775
                                                                 ========       ========      ========
  Class C ....................................................      5,151          1,196         2,903
                                                                 ========       ========      ========
 * Identified cost ...........................................   $583,238       $139,177      $271,007
                                                                 ========       ========      ========
** Premiums received .........................................   $     --       $    --       $     --
                                                                 ========       ========      ========


                       See Notes to Financial Statements.

                                                                              SmallCap
                  MidCap              Capital              Health                and                 Money
                  Growth           Appreciation           Sciences             MidCap               Market
                 Portfolio           Portfolio            Portfolio           Portfolio            Portfolio
                 --------            --------             ---------           --------             --------

                 $498,837           $ 550,903            $   1,330            $    754             $232,325
                      388                  56                   11                  50                  250
                   10,351              12,110                   36                  25                   --
                      482                 536                    1               7,510               98,340
                       40                  85                    2                  --                   --
                       87                 113                    1                   1                   79
                 --------           ---------            ---------            --------             --------
                  510,185             563,803                1,381               8,340              330,994
                 --------           ---------            ---------            --------             --------



                       --                 386                   --                  --                   --
                       --              35,506                   --                  --                   --
                       --                  --                   --                  --                   --
                   25,584               1,520                   32                  39                   --
                   57,003              30,604                   --                  --                  404
                        8                  --                   --                  --                   --
                      296                 367                    1                   1                  121
                      350                 501                   --                  --                  153
                      181                 253                   --                  --                   --
                       93                 108                   --                  --                   --
                       --                  --                   --                  --                   31
                      118                  68                    2                   2                   72
                 --------           ---------            ---------            --------              -------
                   83,633              69,313                   35                  42                  781
                 --------           ---------            ---------            --------             --------
                 $426,552           $ 494,490            $   1,346            $  8,298             $330,213
                 ========           =========            =========            ========             ========


                 $616,254          $1,172,066            $   1,447            $  8,526             $330,486
                       --                  --                   --                  --                   --
                 (189,229)           (662,116)                 (96)                (85)                (273)

                     (473)            (15,460)                  (5)               (143)                  --
                 --------           ---------            ---------            --------             --------
                 $426,552           $ 494,490            $   1,346            $  8,298             $330,213
                 ========           =========            =========            ========             ========

                 $   5.48           $    6.23            $    9.29            $   7.65                   --
                 ========           =========            =========            ========             ========
                 $   5.78           $    6.58            $    9.80            $   8.07                   --
                 ========           =========            =========            ========             ========

                 $   5.17           $    5.93            $    9.26            $   7.63             $   1.00
                 ========           =========            =========            ========             ========

                 $   5.16           $    5.93            $    9.26            $   7.63                   --
                 ========           =========            =========            ========             ========
                 $   5.21           $    5.99            $    9.35            $   7.71                   --
                 ========           =========            =========            ========             ========

                   24,274              15,716                   77               1,016                   --
                 ========           =========            =========            ========             ========
                   47,791              57,753                   35                  35              330,511
                 ========           =========            =========            ========             ========
                    8,954               9,096                   33                  33                   --
                 ========           =========            =========            ========             ========

                 $499,310           $ 566,309              $ 1,335               $ 897             $232,325
                 ========           =========            =========            ========             ========

                 $     --           $     332            $      --            $     --             $     --
                 ========           =========            =========            ========             ========

THE ALGER FUND
Statements of Operations (in thousands)
For the year ended October 31, 2002

                                                                 LargeCap         Small
                                                                  Growth     Capitalization    Balanced
                                                                 Portfolio      Portfolio      Portfolio
                                                               ------------- --------------    --------
Income:
 Dividends ....................................................   $ 6,042          $ 220       $ 1,482
 Interest .....................................................       556            182         7,197
                                                                 --------       --------       -------
 Total Income .................................................     6,598            402         8,679
                                                                 --------       --------       -------

Expenses:
 Management fees--Note 3(a) ...................................     5,536          1,506         2,314
 Distribution fees--Note 3(b):
   Class B ....................................................     3,505            841         1,178
   Class C ....................................................       349             31           415
 Shareholder servicing fees--Note 3(f) ........................     1,845            443           772
 Interest on line of credit utilized--Note 5 ..................        41             --            --
 Custodian fees ...............................................        83             37            47
 Transfer agent fees and expenses--Note 3(e) ..................     2,161            948           668
 Registration fees ............................................        49             60            44
 Miscellaneous ................................................       330            100           108
                                                                 --------       --------       -------
 Total Expenses ...............................................    13,899          3,966         5,546
                                                                 --------       --------       -------
NET INVESTMENT INCOME (LOSS) ..................................    (7,301)        (3,564)        3,133
                                                                 --------       --------       -------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND WRITTEN OPTIONS
Net realized loss on investments and written options ..........  (194,809)       (25,959)      (45,399)
Net change in unrealized appreciation (depreciation)
  on investments and written options ..........................    19,221         (2,977)          617
                                                                 --------       --------       -------
Net realized and unrealized loss on investments
  and written options .........................................  (175,588)       (28,936)      (44,782)
                                                                 --------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ................................... $(182,889)      $(32,500)     $(41,649)
                                                                 ========       ========       =======

 * Commenced operations May 1, 2002.
** Commenced operations May 8, 2002.


                       See Notes to Financial Statements.


                                                                              SmallCap
                  MidCap              Capital              Health                and                 Money
                  Growth           Appreciation           Sciences             MidCap               Market
                 Portfolio           Portfolio            Portfolio*         Portfolio**           Portfolio
               ------------          --------             --------            --------             --------
               $   1,484            $   2,487               $    4              $    1              $    --
                     549                  900                    1                  --                5,276
               ---------            ---------             --------            --------             --------
                   2,033                3,387                    5                   1                5,276
               ---------            ---------             --------            --------             --------


                   4,578                6,209                    6                   3                1,484

                   2,541                3,702                    1                   1                   --
                     417                  601                    1                   1                   --
                   1,431                1,826                    2                   1                   --
                      64                   29                   --                  --                   --
                      81                   83                    5                   2                   46
                   1,585                2,750                   --                  --                  635
                      60                   50                   --                  --                   55
                     239                  256                    1                   1                  117
               ---------            ---------             --------            --------             --------
                  10,996               15,506                   16                   9                2,337
               ---------            ---------             --------            --------             --------
                  (8,963)             (12,119)                 (11)                 (8)               2,939
               ---------            ---------             --------            --------             --------


                (111,133)            (209,158)                 (96)                (85)                  --

                   6,689               38,808                   (5)               (143)                  --
               ---------            ---------             --------            --------             --------
                (104,444)            (170,350)                (101)               (228)                  --
               ---------            ---------             --------            --------             --------

               $(113,407)           $(182,469)              $ (112)             $ (236)             $ 2,939
               =========            =========             ========            ========             ========

THE ALGER FUND
Statements of Changes in Net Assets (in thousands)

                                                    LargeCap                     Small
                                                     Growth                 Capitalization                Balanced
                                                    Portfolio                  Portfolio                  Portfolio
                                             -----------------------    -----------------------   -----------------------
                                               For the     For the        For the     For the       For the      For the
                                             Year Ended  Year Ended     Year Ended  Year Ended    Year Ended   Year Ended
                                             October 31, October 31,    October 31, October 31,   October 31,  October 31,
                                                2002        2001           2002        2001          2002         2001
                                                -----       -----          -----       -----         -----        -----

Net investment income (loss) ...............  $ (7,301)  $   (9,703)     $ (3,564)  $   (4,186)      $ 3,133    $  5,264

Net realized loss on investments
   and written options .....................  (194,809)    (172,699)      (25,959)    (166,193)      (45,399)    (37,024)

Net change in unrealized appreciation
   (depreciation) on investments
   and written options .....................    19,221     (169,262)       (2,977)     (24,972)          617      (7,862)
                                             ---------    ---------     ---------    ---------     ---------    --------

  Net increase (decrease) in net assets
     resulting from operations .............  (182,889)    (351,664)      (32,500)    (195,351)      (41,649)    (39,622)
                                             ---------    ---------     ---------    ---------     ---------    --------

Dividends and distributions to
 shareholders from:

 Net investment income

  Class A ..................................        --           --            --           --        (2,370)     (1,065)
  Class B ..................................        --           --            --           --        (2,209)     (1,254)
  Class C ..................................        --           --            --           --          (811)       (441)

Net realized gains:

  Class A ..................................        --      (18,355)           --      (20,030)           --          --
  Class B ..................................        --      (60,776)           --      (67,405)           --          --
  Class C ..................................        --       (4,659)           --       (2,276)           --          --
                                             ---------    ---------     ---------    ---------     ---------    --------

Total dividends and distributions
 to shareholders ...........................        --      (83,790)           --      (89,711)       (5,390)     (2,760)
                                             ---------    ---------     ---------    ---------     ---------    --------

Increase (decrease) from shares of
 beneficial interest transactions:

  Class A ..................................   (40,996)       7,650        (7,328)      22,542        (8,498)     21,325
  Class B ..................................  (146,914)     (10,769)      (27,917)      13,133         2,130      47,431
  Class C ..................................    (1,440)       7,784          (102)         194        (3,239)     15,639
                                             ---------    ---------     ---------    ---------     ---------    --------

Net increase (decrease) from shares of
   beneficial interest transactions--Note 6   (189,350)       4,665       (35,347)      35,869      (9,607)       84,395
                                             ---------    ---------     ---------    ---------     ---------    --------
   Total increase (decrease) ...............  (372,239)    (430,789)      (67,847)    (249,193)      (56,646)     42,013

Net Assets:

    Beginning of period ....................   861,325    1,292,114       198,957      448,150       317,399     275,386
                                             ---------    ---------     ---------    ---------     ---------    --------
    End of period .......................... $ 489,086  $   861,325     $ 131,110    $ 198,957     $ 260,753   $ 317,399
                                             =========    =========     =========    =========     =========    ========

Undistributed net investment
   income (accumulated loss) ............... $      --    $      --     $      --    $      --     $   2,859    $  4,512
                                             =========    =========     =========    =========     =========    ========

*   Commenced operations May 1, 2002.

** Commenced operations May 8, 2002.



                       See Notes to Financial Statements.

                                                                                  SmallCap
         MidCap                   Capital                      Health                and                  Money
         Growth                Appreciation                   Sciences              MidCap                Market
        Portfolio                Portfolio                   Portfolio*           Portfolio**            Portfolio
   ----------------------    ----------------------         ------------         ------------     -----------------------
     For the     For the      For the      For the             For the             For the         For the        For the
   Year Ended   Year Ended   Year Ended  Year Ended         Period Ended         Period Ended     Year Ended    Year Ended
   October 31,  October 31,  October 31,  October 31,        October 31,          October 31,     October 31,   October 31,
      2002         2001         2002         2001                2002                2002             2002         2001
      ----         ----         ----         ----                ----                ----             ----         ----

   $ (8,963)    $ (9,355)    $ (12,119)   $ (11,878)            $ (11)               $ (8)           $ 2,939    $  13,439


   (111,133)     (64,016)     (209,158)    (431,225)              (96)                (85)                --         (218)



      6,689     (103,577)       38,808     (121,549)               (5)               (143)                --           --
  ---------    ---------     ----------   ---------           -------             -------          ---------    ---------


   (113,407)    (176,948)     (182,469)    (564,652)             (112)               (236)             2,939       13,221
  ---------    ---------     ----------   ---------           -------             -------          ---------    ---------




         --           --            --           --                --                  --                 --           --
         --           --            --           --                --                  --             (2,939)     (13,439)
         --           --            --           --                --                  --                 --           --



         --      (14,320)           --      (10,161)               --                  --                 --           --
         --      (64,744)           --      (37,779)               --                  --                 --           --
         --       (6,442)           --       (6,592)               --                  --                 --           --
  ---------    ---------     ----------   ---------           -------             -------          ---------    ---------


         --      (85,506)           --      (54,532)               --                  --             (2,939)     (13,439)
  ---------    ---------     ----------   ---------           -------             -------          ---------    ---------



     13,550       60,822       (41,859)     (64,520)              773               7,853                 --           --
   (114,847)      87,484      (105,997)     (61,794)              351                 348            (72,302)     169,207
      6,553       23,482       (23,069)     (10,408)              334                 333                 --           --
  ---------    ---------     ----------   ---------           -------             -------          ---------    ---------


    (94,744)     171,788      (170,925)    (136,722)            1,458               8,534            (72,302)     169,207
  ---------    ---------     ----------   ---------           -------             -------          ---------    ---------
   (208,151)     (90,666)     (353,394)    (755,906)            1,346               8,298            (72,302)     168,989



    634,703      725,369       847,884    1,603,790                --                  --            402,515      233,526
  ---------    ---------     ----------   ---------           -------             -------          ---------    ---------
   $426,552     $634,703     $ 494,490    $ 847,884           $ 1,346             $ 8,298          $ 330,213    $ 402,515
  =========    =========     ==========   =========           =======             =======          =========    =========


   $     --     $     --     $      --    $      --           $    --             $    --           $     --    $      --
  =========    =========     ==========   =========           =======             =======          =========    =========

THE ALGER FUND
Notes to Financial Statements

NOTE 1 -- General:

     The Alger Fund (the "Fund") is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing an unlimited number of shares of beneficial interest in eight portfolios--LargeCap Growth Portfolio, Small Capitalization Portfolio, Balanced Portfolio, MidCap Growth Portfolio, Capital Appreciation Portfolio, Health Sciences Portfolio, SmallCap and MidCap Portfolio and Money Market Portfolio (the "Portfolios"). The LargeCap Growth Portfolio, Small Capitalization Portfolio, MidCap Growth Portfolio, Capital Appreciation Portfolio, Health Sciences Portfolio and SmallCap and MidCap Portfolio normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. The Money Market Portfolio's investment objective is high current income which it seeks to achieve by investing in short-term instruments.

     Each Portfolio, other than the Money Market Portfolio, offers Class A, Class B and Class C shares. Class A and Class C shares were first offered on January 1, 1997 and August 1, 1997, respectively. Class A shares are generally subject to an initial sales charge while Class B shares are generally subject to a deferred sales charge. Class C shares are generally subject to an initial sales charge and a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Each class has identical rights to assets and earnings except that only Class B and Class C shares have plans of distribution and bear the related expenses.

NOTE 2 -- Significant Accounting Policies:

(a) INVESTMENT VALUATION: Investments of the Portfolios, other than the Money Market Portfolio, are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

     Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

     The investments of the Money Market Portfolio, and short-term securities held by the other Portfolios having a remaining maturity of sixty days or less, are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

     Effective November 1, 2000, premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities. This change in accounting policy was applied retroactively and had no material effect on the accompanying financial statements.

(c) REPURCHASE AGREEMENTS: The Portfolios enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Portfolio. Additional collateral is obtained when necessary.

(d) OPTION WRITING: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are

THE ALGER FUND
Notes to Financial Statements (Continued)

treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e) LENDING OF PORTFOLIO SECURITIES: The Portfolios lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio's total assets, as defined. The Portfolios earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day. At October 31, 2002, the value of securities loaned and collateral received thereon were as follows:
                                                     Value of
                                                    Securities         Value of
                                                      Loaned          Collateral
                                                    ---------         ---------
LargeCap Growth Portfolio ..................       $17,167,110       $17,269,315
Small Capitalization Portfolio .............         2,009,973         2,222,091
Balanced Portfolio .........................         8,556,656         8,633,202
MidCap Growth Portfolio ....................         1,081,006         1,300,665
Capital Appreciation Portfolio .............        35,044,661        35,506,319
Health Sciences Portfolio ..................              --                --
SmallCap and MidCap
  Portfolio ................................              --                --
Money Market Portfolio .....................              --                --


(f) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded on the ex-dividend date.


     The Money Market Portfolio declares dividends daily from net investment income; such dividends are paid monthly. The dividends from net investment income of the other Portfolios are declared and paid annually.

     With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

      Each class is treated separately in determining the amounts of dividends of net investment income and capital gains payable to holders of its shares.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions, other than the Money Market Portfolio, may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      At October 31, 2002, the LargeCap Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Health Sciences Portfolio, the SmallCap and MidCap Portfolio and the Money Market Portfolio reclassified approximately $17,004,000, $7,750,000, $605,000, $18,318,000, $23,996,000, $11,000, $7,000 and
$0 respectively, from undistributed net investment income (accumulated loss) and $688,000, $668,000, $195,000, $4,697,000, $40,000, $0, $0 and $24,000,
respectively, from undistributed net realized gain (accumulated loss) to paid-in capital. Reclassifications result primarily from the difference in tax treatment of net operating losses. The reclassifications had no impact on the net asset values of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

(g) FEDERAL INCOME TAXES: It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided a Portfolio maintains such compliance, no federal income tax provision is required. Each Portfolio is treated as a separate entity

THE ALGER FUND
Notes to Financial Statements (Continued)


for the purpose of determining such compliance. At October 31, 2002, the net capital loss carryforwards of the LargeCap Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Health Sciences Portfolio, the SmallCap and MidCap Portfolio and the Money Market Portfolio, which may be used to offset future net realized gains, were approximately $330,933,994, $192,370,254, $69,449,085, $154,952,867, $655,407,889, $86,171, $82,866 and $273,000,
respectively, and expire between 2003 and 2010.

(h) ALLOCATION METHODS: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio, other than the Money Market Portfolio, are allocated among the Portfolio's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class B and Class C shares.

(i) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 -- Investment Management Fees and Other Transactions with Affiliates:

(a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of its Investment Management Agreement with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and are computed based on the value of the average daily net assets of each Portfolio at the following annual rates:

LargeCap Growth Portfolio ...............................................   75%
Small Capitalization Portfolio ..........................................   85
Balanced Portfolio ......................................................   75
MidCap Growth Portfolio .................................................   80
Capital Appreciation Portfolio ..........................................   85
Health Sciences Portfolio ...............................................   85
SmallCap and MidCap Portfolio ...........................................   85
Money Market Portfolio ..................................................  .50

(b) DISTRIBUTION FEES: Class B Shares--The Fund has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each
Portfolio, other than the Money Market Portfolio, reimburse Fred Alger & Company, Incorporated, the Fund's distributor and an affiliate of Alger Management (the "Distributor"), for costs and expenses incurred by the Distributor in connection with advertising, marketing and selling the Class B shares. The distribution fee is not to exceed an annual rate of .75% of the respective average daily net assets of the Class B shares of the designated Portfolios. If in any month, the costs incurred by the Distributor relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Portfolios, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2002, such excess carried forward was approximately $19,067,000, $16,040,000, $5,082,000,
$7,483,000, $24,879,000, $0 and $0 for Class B shares of the LargeCap Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Health Sciences Portfolio and the SmallCap and MidCap Portfolio, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

Class C Shares--The Fund has adopted a Distribution Plan pursuant to which Class C shares of each Portfolio, other than the Money Market Portfolio, pay the Distributor a fee at the annual rate of .75% of the respective average daily net assets of the Class C shares of the designated Portfolios to compensate the Distributor for its activities and expenses incurred in distributing the Class C shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) SALES CHARGES: The purchases and sales of shares of the Portfolios, other than the Money Market Portfolio, may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2002, the initial sales charges and contingent deferred sales charges retained by the Distributor were approximately $381,000 and $5,922,000, respectively. The contingent deferred sales charges are used by the Distributor to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

THE ALGER FUND
Notes to Financial Statements (Continued)

(d) BROKERAGE COMMISSIONS: During the year ended October 31, 2002, the LargeCap Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Health Sciences Portfolio and the SmallCap and MidCap Portfolio paid the Distributor commissions of $3,393,707, $419,984, $857,834, $3,380,117, $2,531,702, $4,925,
and $1,362, respectively, in connection with securities transactions.

(e) TRANSFER AGENT FEES AND EXPENSES: Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 2002, the LargeCap Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Health Sciences Portfolio, the SmallCap and MidCap Portfolio and the Money Market Portfolio incurred fees of $1,587,900, $863,500, $419,830, $1,149,724, $2,202,950, $193, $36 and
$434,300, respectively, for services provided by Alger Services. In addition, during the year ended October 31, 2002, the LargeCap Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Health Sciences Portfolio, the SmallCap and MidCap Portfolio and the Money Market Portfolio reimbursed Alger Services $573,644, $84,427, $248,361, $435,114, $546,659, $0, $0 and $201,145,
respectively, for transfer agent related expenses paid by Alger Services on behalf of the Portfolios.

(f) SHAREHOLDER SERVICING FEES: The Fund has entered into a shareholder servicing agreement with the Distributor whereby the Distributor provides each Portfolio, other than the Money Market Portfolio, with ongoing servicing of shareholder accounts. As compensation for such services, each designated Portfolio pays the Distributor a monthly fee at an annual rate equal to .25% of each Portfolio's average daily net assets.

(g) OTHER TRANSACTIONS WITH AFFILIATES: Certain trustees and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services.

NOTE 4 -- Securities Transactions:

(a) The following summarizes the securities transactions by the Fund, other than short-term securities, for the year ended October 31, 2002 :

                                                 Purchases             Sales
                                                ----------             -----
LargeCap Growth
 Portfolio ...........................       $1,513,718,927       $1,583,055,323
Small Capitalization
 Portfolio ...........................          222,481,149          246,076,504
Balanced Portfolio ...................          602,291,668          598,220,290
MidCap Growth Portfolio ..............        1,779,506,163        1,831,690,632
Capital Appreciation
 Portfolio ...........................        1,198,218,399        1,340,947,154
Health Sciences Portfolio ............            3,114,509            1,683,877
SmallCap and MidCap
  Portfolio ..........................            1,238,883              256,589

(b) As of October 31, 2002, securities valued at $6,160,700 were held in escrow by the custodian to cover call options written by the Capital Appreciation Portfolio.

     Transactions in options written for the Capital Appreciation Portfolio during the year ended October 31, 2002 were as follows:

                                                   Number of          Premiums
                                                   Contracts          Received
                                                   ----------         ----------
Call options outstanding
 at October 31, 2001 .....................              --            $    --
Call options written .....................             2,000            445,488
Call options exercised ...................              (500)          (113,498)
                                                   ---------          ---------
Call options outstanding
 at October 31, 2002 .....................             1,500          $ 331,990
                                                   =========          =========

NOTE 5 -- Lines of Credit:

     The Fund has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. With the exception of the Capital Appreciation Portfolio, the Fund borrows under such lines of credit exclusively for temporary or emergency purposes.

     The Capital Appreciation Portfolio may borrow under these lines up to 1/3 of the value of its assets, as defined, to purchase additional securities. To the extent the Capital Appreciation Portfolio borrows under these lines, it must pledge securities with a total value of at least twice the amount borrowed.

THE ALGER FUND
Notes to Financial Statements (Continued)

Note 6 -- Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series, other than the Money Market Portfolio, is divided into three separate classes. The transactions of shares of beneficial interest were as follows:

                                               For the year ended                     For the year ended
                                                October 31, 2002                        October 31, 2001
                                           Shares              Amount             Shares              Amount
                                           -------            ---------           -------            ---------
Alger LargeCap Growth Portfolio
 Class A:
  Shares sold .......................... 276,614,134     $2,387,509,535        162,527,138     $ 1,830,805,578
  Shares converted from Class B ........   1,749,698         15,696,030          1,744,902          19,313,841
  Dividends reinvested .................          --                 --          1,455,788          17,178,299
  Shares redeemed ......................(284,490,956)    (2,444,201,552)      (164,368,986)     (1,859,646,946)
                                        ------------     --------------       ------------     ---------------
  Net increase (decrease) ..............  (6,127,124)    $  (40,995,987)         1,358,842     $     7,650,772
                                        ============     ==============       ============     ===============
 Class B:
  Shares sold ..........................  35,159,786     $  310,215,398        113,158,724     $ 1,222,173,474
  Dividends reinvested .................          --                 --          5,101,144          57,744,954
  Shares converted to Class A ..........  (1,843,078)       (15,696,030)        (1,824,694)        (19,313,841)
  Shares redeemed ...................... (49,901,424)      (441,432,982)      (118,417,762)     (1,271,372,944)
                                        ------------     --------------       ------------     ---------------
  Net decrease ......................... (16,584,716)    $ (146,913,614)        (1,982,588)    $   (10,768,357)
                                        ============     ==============       ============     ===============
 Class C:
  Shares sold ..........................   2,776,017     $   23,550,591          3,079,453     $    33,423,162
  Dividends reinvested .................          --                 --            395,810           4,476,606
  Shares redeemed ......................  (3,049,262)       (24,990,877)        (2,907,126)        (30,115,675)
                                        ------------     --------------       ------------     ---------------
  Net increase (decrease) ..............    (273,245)    $   (1,440,286)           568,137     $     7,784,093
                                        ============     ==============       ============     ===============
Alger Small Capitalization Portfolio
 Class A:
  Shares sold ..........................  94,504,077     $  341,706,969        198,728,297     $   882,271,963
  Shares converted from Class B ........   2,986,009         10,407,905          5,644,043          27,015,364
  Dividends reinvested .................          --                 --          3,184,639          17,611,053
  Shares redeemed ...................... (99,421,127)      (359,443,070)      (202,098,063)       (904,356,750)
                                        ------------     --------------       ------------     ---------------
  Net increase (decrease) ..............  (1,931,041)    $   (7,328,196)         5,458,916     $    22,541,630
                                        ============     ==============       ============     ===============
 Class B:
  Shares sold ..........................   9,414,875     $   32,100,768         22,841,143     $    95,596,070
  Dividends reinvested .................          --                 --         12,370,011          65,313,656
  Shares converted to Class A ..........  (3,159,766)       (10,407,905)        (5,922,135)        (27,015,364)
  Shares redeemed ...................... (14,656,966)       (49,609,672)       (28,588,548)       (120,761,077)
                                        ------------     --------------       ------------     ---------------
  Net increase (decrease) ..............  (8,401,857)    $  (27,916,809)           700,471     $    13,133,285
                                        ============     ==============       ============     ===============
 Class C:
  Shares sold ..........................     488,977     $    1,667,217            240,494     $     1,131,896
  Dividends reinvested .................          --                 --            401,376           2,119,264
  Shares redeemed ......................    (553,280)        (1,768,580)          (683,960)         (3,057,492)
                                        ------------     --------------       ------------     ---------------
  Net increase (decrease) ..............     (64,303)    $     (101,363)           (42,090)    $       193,668
                                        ============     ==============       ============     ===============

THE ALGER FUND
Notes to Financial Statements (Continued)

                                               For the year ended                     For the year ended
                                                October 31, 2002                        October 31, 2001
                                           Shares              Amount             Shares              Amount
                                           -------            ---------           -------            ---------
Alger Balanced Portfolio
 Class A:
  Shares sold ..........................   9,842,769     $  174,336,003          6,768,510     $   132,115,149
  Shares converted from Class B ........      59,378          1,057,572             89,153           1,743,871
  Dividends reinvested .................     119,803          2,245,114             50,567           1,011,849
  Shares redeemed ...................... (10,574,844)      (186,136,914)        (5,876,424)       (113,546,080)
                                        ------------     --------------       ------------     ---------------
  Net increase (decrease) ..............    (552,894)    $   (8,498,225)         1,031,806     $    21,324,789
                                        ============     ==============       ============     ===============
 Class B:
  Shares sold ..........................   3,213,303     $   56,372,933          7,906,564     $   152,560,732
  Dividends reinvested .................     110,294          2,028,302             59,494           1,166,087
  Shares converted to Class A ..........     (60,686)        (1,057,572)           (91,355)         (1,743,871)
  Shares redeemed ......................  (3,227,636)       (55,213,659)        (5,478,908)       (104,552,368)
                                        ------------     --------------       ------------     ---------------
  Net increase .........................      35,275     $    2,130,004          2,395,795     $    47,430,580
                                        ============     ==============       ============     ===============
 Class C:
  Shares sold ..........................     999,848     $   17,816,624          2,014,351     $    39,232,676
  Dividends reinvested .................      39,698            732,826             20,669             406,567
  Shares redeemed ......................  (1,272,643)       (21,788,159)        (1,271,687)        (24,000,107)
                                        ------------     --------------       ------------     ---------------
  Net increase (decrease) ..............    (233,097)    $   (3,238,709)           763,333     $    15,639,136
                                        ============     ==============       ============     ===============
Alger MidCap Growth Portfolio
 Class A:
  Shares sold .......................... 484,600,552     $3,169,121,933        270,656,811     $ 2,080,103,823
  Shares converted from Class B ........   2,030,059         13,970,774          1,583,901          12,360,222
  Dividends reinvested .................          --                 --          1,711,048          13,585,724
  Shares redeemed ......................(484,654,290)    (3,169,542,793)      (265,578,828)     (2,045,227,353)
                                        ------------     --------------       ------------     ---------------
  Net increase .........................   1,976,321     $   13,549,914          8,372,932     $    60,822,416
                                        ============     ==============       ============     ===============

 Class B:
  Shares sold ..........................  46,342,558     $  308,895,344         59,173,020     $   453,904,946
  Dividends reinvested .................          --                 --          7,947,406          60,320,808
  Shares converted to Class A ..........  (2,145,231)       (13,970,774)        (1,661,494)        (12,360,222)
  Shares redeemed ...................... (61,286,740)      (409,771,776)       (54,994,107)       (414,381,042)
                                        ------------     --------------       ------------     ---------------
  Net increase (decrease) .............. (17,089,413)    $ (114,847,206)        10,464,825     $    87,484,490
                                        ============     ==============       ============     ===============
 Class C:
  Shares sold ..........................   4,806,051     $   31,510,115          6,129,849     $    46,967,325
  Dividends reinvested .................          --                 --            812,983           6,162,412
  Shares redeemed ......................  (4,016,802)       (24,957,532)        (4,033,062)        (29,647,378)
                                        ------------     --------------       ------------     ---------------
  Net increase .........................     789,249     $    6,552,583          2,909,770     $    23,482,359
                                        ============     ==============       ============     ===============

THE ALGER FUND
Notes to Financial Statements (Continued)

                                               For the year ended                     For the year ended
                                                October 31, 2002                        October 31, 2001
                                           Shares              Amount             Shares              Amount
                                           -------            ---------           -------            ---------
Alger Capital Appreciation Portfolio
 Class A:
   Shares sold ........................  220,578,172     $1,757,855,537        151,270,242     $ 1,527,584,316
   Shares converted from Class B ......      574,232          4,710,417            642,324           6,213,185
   Dividends reinvested ...............           --                 --            877,332           9,791,019
   Shares redeemed .................... (227,273,301)    (1,804,425,219)      (158,003,028)     (1,608,108,893)
                                       -------------     --------------       ------------     ---------------
  Net decrease ........................   (6,120,897)    $  (41,859,265)        (5,213,130)    $   (64,520,373)
                                       =============     ==============       ============     ===============

 Class B:
   Shares sold ........................   21,486,880     $  169,888,476         59,832,435     $   613,455,067
   Dividends reinvested ...............           --                 --          3,314,857          35,701,014
   Shares converted to Class A ........     (600,311)        (4,710,417)          (667,378)         (6,213,185)
   Shares redeemed ....................  (35,756,828)      (271,175,148)       (70,576,090)       (704,737,305)
                                       -------------     --------------       ------------     ---------------
   Net decrease .......................  (14,870,259)    $ (105,997,089)        (8,096,176)    $   (61,794,409)
                                       =============     ==============       ============     ===============
 Class C:
  Shares sold .........................    5,096,484     $   38,764,304         10,635,925     $   104,323,214
  Dividends reinvested ................           --                 --            575,854           6,196,182
  Shares redeemed .....................   (8,250,993)       (61,833,849)       (12,765,556)       (120,927,216)
                                       -------------     --------------       ------------     ---------------
  Net decrease ........................   (3,154,509)    $  (23,069,545)        (1,553,777)    $   (10,407,820)
                                       =============     ==============       ============     ===============

Alger Health Sciences Portfolio*
 Class A:
  Shares sold .........................       89,151     $      887,740
  Shares redeemed .....................      (12,494)          (114,207)
                                       -------------     --------------
  Net increase ........................       76,657     $      773,533
                                       =============     ==============
 Class B:
  Shares sold .........................       38,742     $      385,314
  Shares redeemed .....................       (3,665)           (34,641)
                                       -------------     --------------
  Net increase ........................       35,077     $      350,673
                                       =============     ==============
 Class C:
  Shares sold .........................       33,383     $      333,804
  Shares redeemed .....................           --                 --
                                       -------------     --------------
  Net increase ........................       33,383     $      333,804
                                       =============     ==============

THE ALGER FUND
Notes to Financial Statements (Continued)


                                               For the year ended                     For the year ended
                                                October 31, 2002                        October 31, 2001
                                           Shares              Amount             Shares              Amount
                                           -------            ---------           -------            ---------
Alger SmallCap and MidCap Portfolio**
 Class A:
  Shares sold ........................     1,016,307     $    7,853,142
  Shares redeemed ....................            --                 --
                                       -------------     --------------
  Net increase .......................     1,016,307     $    7,853,142
                                       =============     ==============
 Class B:
  Shares sold ........................        35,306     $      347,740
  Shares redeemed ....................            --                 --
                                       -------------     --------------
  Net increase .......................        35,306     $      347,740
                                       =============     ==============
 Class C:
  Shares sold ........................        33,370     $      333,611
  Shares redeemed ....................            --                 --
                                       -------------     --------------
  Net increase .......................        33,370     $      333,611
                                       =============     ==============

Alger Money Market Portfolio
  Shares sold ........................ 7,873,620,498     $7,873,620,498      7,934,516,620     $ 7,934,516,620
  Dividends reinvested ...............     2,277,848          2,277,848         11,070,046          11,070,046
  Shares redeemed ....................(7,948,200,446)    (7,948,200,446)    (7,776,379,195)     (7,776,379,195)
                                       -------------      -------------      -------------      --------------
  Net  increase (decrease) ...........   (72,302,100)    $  (72,302,100)       169,207,471     $   169,207,471
                                       =============     ==============      =============     ===============

  *Initially offered May 1, 2002.
 **Initially offered May 8, 2002.

THE ALGER FUND
Notes to Financial Statements (Continued)


NOTE 7 -- Distributions to Shareholders:

     The tax character of distributions paid were as follows:

                                                   Year Ended       Year Ended
                                                   October 31,      October 31,
                                                      2002              2001
                                                    --------          --------
LargeCap Growth Portfolio
Distributions paid from:
  Ordinary Income ..........................             --                 --
  Long-term capital gain ...................             --          $83,789,906
                                                    ---------        -----------
  Total distributions paid .................             --          $83,789,906
                                                    =========        ===========
Small Capitalization Portfolio
Distributions paid from:
  Ordinary Income ..........................             --                 --
  Long-term capital gain ...................             --          $89,710,890
                                                    ---------        -----------
  Total distributions paid .................             --          $89,710,890
                                                    =========        ===========
Balanced Portfolio
Distributions paid from:
  Ordinary Income ..........................        5,390,585        $ 2,759,406
  Long-term capital gain ...................             --                 --
                                                    ---------        -----------
  Total distributions paid .................        5,390,585        $ 2,759,406
                                                    =========        ===========
MidCap Growth Portfolio
Distributions paid from:
  Ordinary Income ..........................             --          $49,618,161
  Long-term capital gain ...................             --           35,887,806
                                                    ---------        -----------
  Total distributions paid .................             --          $85,505,967
                                                    =========        ===========
Capital Appreciation Portfolio
Distributions paid from:
  Ordinary Income ..........................             --                 --
  Long-term capital gain ...................             --          $54,532,243
                                                    ---------        -----------
  Total distributions paid .................             --          $54,532,243
                                                    =========        ===========
Health Sciences Portfolio*
Distributions paid from:
  Ordinary Income ..........................             --                 --
  Long-term capital gain ...................             --                 --
                                                    ---------        -----------
  Total distributions paid .................             --                 --
                                                    =========        ===========
SmallCap and MidCap
  Portfolio**
Distributions paid from:
  Ordinary Income ..........................             --                 --
  Long-term capital gain ...................             --                 --
                                                    ---------        -----------
  Total distributions paid .................             --                 --
                                                    =========        ===========
Money Market Portfolio
Distributions paid from:
  Ordinary Income ..........................        2,938,803        $13,438,710
  Long-term capital gain ...................             --                 --
                                                    ---------        -----------
  Total distributions paid .................        2,938,803        $13,438,710
                                                    =========        ===========

*  Initially offered May 1, 2002.
** Initially offered May 8, 2002.

     As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

LargeCap Growth Portfolio
  Undistributed ordinary income ..........................                 --
  Undistributed long-term gain ...........................                 --
  Capital loss carryforward ..............................        $ 330,933,994
  Unrealized appreciation (depreciation) .................          (72,884,137)

Small Capitalization Portfolio
  Undistributed ordinary income ..........................                 --
  Undistributed long-term gain ...........................                 --
  Capital loss carryforward ..............................        $ 192,370,254
  Unrealized appreciation (depreciation) .................           (3,647,895)

Balanced Portfolio
  Undistributed ordinary income ..........................        $   3,133,079
  Undistributed long-term gain ...........................                 --
  Capital loss carryforward ..............................           69,449,085
  Unrealized appreciation (depreciation) .................          (14,276,570)

MidCap Growth Portfolio
  Undistributed ordinary income ..........................                 --
  Undistributed long-term gain ...........................                 --
  Capital loss carryforward ..............................        $ 154,952,867
  Unrealized appreciation (depreciation) .................          (34,749,383)

Capital Appreciation Portfolio
  Undistributed ordinary income ..........................                 --
  Undistributed long-term gain ...........................                 --
  Capital loss carryforward ..............................        $ 655,407,889
  Unrealized appreciation (depreciation) .................          (22,168,186)

Health Sciences Portfolio
  Undistributed ordinary income ..........................                 --
  Undistributed long-term gain ...........................                 --
  Capital loss carryforward ..............................        $      86,171
  Unrealized appreciation (depreciation) .................              (14,016)

SmallCap and MidCap Portfolio
  Undistributed ordinary income ..........................                 --
  Undistributed long-term gain ...........................                 --
  Capital loss carryforward ..............................        $      82,866
  Unrealized appreciation (depreciation) .................             (145,180)

Money Market Portfolio
  Undistributed ordinary income ..........................                 --
  Undistributed long-term gain ...........................                 --
  Capital loss carryforward ..............................        $     273,121
  Unrealized appreciation (depreciation) .................                 --

     The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                    Report of Independent Public Accountants


To the Shareholders and
 Board of Trustees of The Alger Fund:

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Fund (a Massachusetts business trust comprising, respectively, the LargeCap Growth, Small Capitalization, Balanced, MidCap Growth, Capital Appreciation, Health Sciences, SmallCap and MidCap and Money Market Portfolios) as of October 31, 2002, and the related statements of operations and financial highlights of the LargeCap Growth, Small Capitalization, Balanced, MidCap Growth, Capital Appreciation and Money Market Portfolios for the year then ended, and the Health Sciences Portfolio for the period from May 1, 2002 (commencement of operations) through October 31, 2002 and the SmallCap and MidCap Portfolio for the period from May 8, 2002 (commencement of operations) through October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets of the LargeCap Growth, Small Capitalization, Balanced, MidCap Growth, Capital Appreciation and Money Market Portfolios for the year ended October 31, 2001 and the financial highlights of LargeCap Growth, Small Capitalization, Balanced, MidCap Growth, Capital Appreciation and Money Market Portfolios for the four years then ended were audited by other auditors, whose report, dated November 30, 2001, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

      We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in securities as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger Fund at October 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP


New York, New York
December 13, 2002

Change in the Fund's certifying accountant

      In December 2001, the Board of Trustees of the Fund selected Arthur Andersen LLP ("Andersen") as its independent public accountant for the fiscal year ended October 31, 2002. At a special meeting held on July 3, 2002, the Board of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, elected to terminate the appointment of Andersen in light of recent events involving that firm and selected Ernst & Young LLP as the Fund's independent public accountant for the 2002 fiscal year. The decision to change accountants was approved by the Fund's Audit Committee.

      Andersen's reports on the Fund's financial statements for the Fund's two most recent fiscal years prior to the fiscal year ended October 31, 2002 contained no adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope, or accounting principles. During those fiscal years and the subsequent period preceding Andersen's dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds listed in Item 304, paragraph (a)(1)(v), of Regulation S-K under the Securities Exchange Act of 1934.

Trustees and Officers of the Fund

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, Spectra Fund, The Alger American Fund, The Alger Institutional Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                      Number of Portfolios
                                                                                                       in the Alger Fund
                                                                                       Trustee               Complex
  Name, Age, Position with                                                              and/or         which are Overseen
    the Fund and Address                       Principal Occupations                Officer Since          by Trustee
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (67)          Chairman of the Board and President of Alger            1986                  22
  Chairman of the Board         Associates, Inc. ("Associates"), Fred Alger &
  and President                 Company, Incorporated ("Alger Inc."), Alger
                                Management, Alger Properties, Inc.
                                ("Properties"), Alger Shareholder Services, Inc.
                                ("Services"), Alger Life Insurance Agency, Inc.
                                ("Agency"), Fred Alger International Advisory
                                S.A. ("International"), and the five funds in
                                the Alger Fund Complex; Chairman of the Boards
                                of Alger SICAV ("SICAV") and Analysts Resources,
                                Inc. ("ARI").

James P. Connelly, Jr. (39)     Executive Vice President of Alger Inc; Vice             2001                  16
  Vice Chairman of the          Chairman of the Boards of four of the five funds
  Board                         in the Alger Fund Complex; Director of
                                International and SICAV, Executive Vice
                                President and Director of Alger National Trust
                                Company ("Trust").

Dan C. Chung (40)               Chief Investment Officer of Alger Management;           2001                  16
  Trustee                       Executive Vice President and Director of
                                Associates, Alger Management, Alger Inc.,
                                Properties, Services, Agency, International, ARI
                                and Trust; Trustee/ Director of four of the five
                                funds in the Alger Fund Complex.

                                                                                                      Number of Portfolios
                                                                                                       in the Alger Fund
                                                                                       Trustee               Complex
  Name, Age, Position with                                                              and/or         which are Overseen
    the Fund and Address                       Principal Occupations                Officer Since          by Trustee
--------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Stephen E. O'Neil (70)          Attorney; Private investor since 1981; Director         1986                  22
  Trustee                       of NAHC, Inc. and Brown-Forman Corporation;
  200 East 66th Street          Trustee/ Director of the five funds in the Alger
  New York, NY 10021            Fund Complex; formerly of Counsel to the law
                                firm of Kohler & Barnes; formerly Director of
                                Syntro Corporation.

Charles F. Baird, Jr. (49)      Managing Partner of North Castle Partners, a            2000                  16
  Trustee                       private equity securities group; Chairman of
  183 East Putnam Avenue        Equinox, Leiner Health Products, Elizabeth Arden
  Greenwich, CT 06830           Day Spas, Grand Expeditions and EAS;
                                Trustee/Director of four of the five funds in
                                the Alger Fund Complex. Formerly Managing
                                Director of AEA Investors, Inc.

Roger P. Cheever (57)           Associate Dean of Development, Harvard                  2000                  16
  Trustee                       University; Trustee/Director of four of the five
  124 Mount Auburn Street       funds in the Alger Fund Complex. Formerly Deputy
  Cambridge, MA 02138-5762      Director of the Harvard College Fund.

Lester L. Colbert, Jr. (68)     Private investor; Trustee/Director of four of           2000                  16
  Trustee                       the five funds in the Alger Fund Complex.
  551 Fifth Avenue              Formerly Chairman of the Board and Chief
  Suite 3800                    Executive Officer of Xidex Corporation.
  New York, NY 10176

Nathan E. Saint-Amand,          Medical doctor in private practice; Co-Partner          1986                  22
  M.D. (64)                     Fishers Island Partners; Member of the Board of
  Trustee                       the Manhattan Institute; Trustee/Director of the
  2 East 88th Street            five funds in the Alger Fund Complex. Formerly
  New York, NY 10128            Co-Chairman Special Projects Committee of
                                Memorial Sloan Kettering.

                                                                            -69-

                                                                                                      Number of Portfolios
                                                                                                       in the Alger Fund
                                                                                       Trustee               Complex
  Name, Age, Position with                                                              and/or         which are Overseen
    the Fund and Address                       Principal Occupations                Officer Since          by Trustee
--------------------------------------------------------------------------------------------------------------------------
B. Joseph White (55)            President, William Davidson Institute at the            1999                  22
  Trustee                       University of Michigan Business School; William
  701 Tappan Street, D2253      K. Pierpont Collegiate Professor, University of
  Ann Arbor, MI 48109           Michigan Business School; Director, Gordon Food
                                Service; Trustee and Chair, Audit Committee,
                                Equity Residential Properties Trust; Director
                                and Chair, Compensation Committee, Kelly
                                Services, Inc.; Trustee/Director of the five
                                funds in the Alger Fund Complex.

OFFICERS

Gregory S. Duch (51)            Executive Vice President, Treasurer and Director        1989                  N/A
  Treasurer                     of Alger Inc., Alger Management, Properties and
                                Associates; Executive Vice President and
                                Treasurer of ARI, Services and Agency; Treasurer
                                and Director of International; Treasurer of the
                                five funds in the Alger Fund Complex. Chairman
                                of the Board of Trust.

Dorothy G. Sanders (47)         Senior Vice President, General Counsel and              2000                  N/A
  Secretary                     Secretary of Alger, Inc., General Counsel and
                                Secretary of Associates, Agency, Properties,
                                Services, ARI and Alger Management; Secretary of
                                International, and the five funds in the Alger
                                Fund Complex. Formerly Senior Vice President,
                                Fleet Financial Group.

Frederick A. Blum (48)          Senior Vice President of Alger Management;              1996                  N/A
  Assistant Secretary and       Assistant Treasurer and Assistant Secretary of
  Assistant Treasurer           the five funds in the Alger Fund Complex.
                                Director, Executive Vice President and Treasurer
                                of Trust.

Messrs. Alger and Chung are "interested persons"(as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management and Alger Inc., the Fund's principal underwriter. Mr. Chung is Mr. Alger's son-in-law. Mr. Connelly is an interested person of the Fund because of his affiliation with Alger, Inc. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

                      [This page intentionally left blank]

THE ALGER FUND

111 Fifth Avenue
2nd Floor
New York, NY 10003
(800) 992-3863
www.alger.com


BOARD OF TRUSTEES

Fred M. Alger, Chairman
James P. Connelly, Jr., Vice Chairman
Charles F. Baird, Jr.
Roger P. Cheever
Dan C. Chung
Lester L. Colbert, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White

INVESTMENT MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
2nd Floor
New York, NY 10003

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

This report is submitted for the general information of the shareholders of The Alger Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

AAR102

                                                                  THE ALGER FUND

                                                 ALGER LARGECAP GROWTH PORTFOLIO
                                            ALGER SMALL CAPITALIZATION PORTFOLIO
                                                        ALGER BALANCED PORTFOLIO
                                                   ALGER MIDCAP GROWTH PORTFOLIO
                                            ALGER CAPITAL APPRECIATION PORTFOLIO
                                                 ALGER HEALTH SCIENCES PORTFOLIO
                                             ALGER SMALLCAP AND MIDCAP PORTFOLIO
                                                    ALGER MONEY MARKET PORTFOLIO


                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2002


                                                                          [LOGO]